OMB APPROVAL
	OMB Number:	3235-0570
	Expires:	January 31, 2014
UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . . .20.6
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07986

The Alger Institutional Funds
(Exact name of registrant as specified in charter)

360 Park Ave South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Ave South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Alger
Institutional Funds

ANNUAL REPORT
October 31, 2011

Table of Contents

THE ALGER INSTITUTIONAL FUNDS

Letter to Our Shareholders (Unaudited)	1

Fund Highlights (Unaudited)	10

Portfolio Summary (Unaudited)	14

Schedules of Investments	15

Statements of Assets and Liabilities	39

Statements of Operations	41

Statements of Changes in Net Assets	43

Financial Highlights	45

Notes to Financial Statements	53

Report of Independent Registered Public Accounting Firm	71

Additional Information (Unaudited)	73

Go Paperless With Alger Electronic Delivery Service

Alger is pleased to provide you with the ability to access regulatory materials online. When documents such as prospectuses and annual and semi-annual reports are available, we’ll send you an e-mail notification with a convenient link that will take you directly to the fund information on our website. To sign up for this free service, simply enroll at www.icsdelivery.com/alger.

Dear Shareholders,	December 1, 2011

A Challenging Year

Market volatility surged during the 12-month period ended October 31, 2011, as fears grew over the euro-zone sovereign debt crisis and U.S. deficit spending. As the year progressed, political paralysis on both sides of the Atlantic fueled pessimism over elected officials’ ability to resolve both of those issues. Investors also grew increasingly cautious as the global economic recovery appeared to lose steam. For the 12-month period, the S&P 500 Index generated an 8.09% return.

For Alger, challenging times are nothing new. Over the course of our more than 45-year history, we have honed our investment strategy during both up and down markets. In doing so, we have experienced Black Monday of 1987, the Asian Crisis of 1997, the dot com bubble burst of 2000, the terrorist attacks of 2001, and the subprime mortgage crisis of 2007 to 2010. Based on our review of past crises and our view of U.S. economic fundamentals, we maintain that equity markets—while still facing various challenges—have strong potential to rally once the euro-zone crisis is resolved. We also believe that investor pessimism—as measured by an equity risk premium that has reached a 55-year high and by high free-cash-flow yields—may be excessive, especially when viewed from a historical perspective.

Government Policies Drive Market Volatility

In some ways, markets performed in a predictable fashion during the reporting period. Markets advanced when investors perceived that progress was being made on the U.S. debt ceiling debate and on the euro-zone crisis. Conversely, markets declined when it appeared that those issues were worsening. For example, during the early portion of the third quarter of 2011, concerns grew that feuding parties in Congress would fail to raise the country’s $14.3 trillion debt ceiling, which could have prompted an unpopular government shutdown and a default on U.S. debt. The nations’ leaders finally agreed shortly before an August 2 deadline to raise the debt ceiling and to cut at least $2.1 trillion from the nation’s spending. In the process, however, many investors lost confidence in Washington’s ability to tackle tough problems, including structural budget issues that have contributed to deficit spending. Investors weren’t the only ones to express disappointment. Standard & Poor’s, which had been threatening for months to downgrade its U.S. debt rating, pulled the trigger shortly after the debt ceiling agreement was announced, signaling a lack of confidence in the nation’s ability to enact meaningful budget reform.

Broadly speaking, U.S. economic headline numbers also disappointed. The U.S. Department of Commerce lowered its early second quarter GDP growth estimate of 1.3% to 1% and the International Monetary Fund lowered its 2012 U.S. GDP forecast from 2.7% to 2%. Unemployment in July and August, meanwhile, lingered at a discouragingly high rate of 9.1%. The economic slowdown didn’t go unnoticed: the Conference Board’s Consumer Confidence Index for August tumbled from 59.2 to 44.5, its lowest level in more than two years.

In Europe, the sovereign debt problem lingered and at times appeared to worsen, with riots in Greece sparked by new austerity measures being implemented to fulfill requirements of debt relief programs. Debate over the nature, size, and conditions of relief programs continued among leaders of European nations and organizations such as the IMF, the European Financial Stability Facility and the European Central Bank (ECB), sparking fear among investors that the crisis may grind on and send Europe and possibly other regions into an economic slowdown. Concerns grew that troubled European countries would face a funding emergency as high interest rates made issuing debt difficult.

Euro-Zone Crisis in Perspective

Estimates of the range of potential euro-zone write-downs vary considerably, but losses could be as high as 600 billion euros, according to J.P. Morgan. That amount is comparable to losses from the 1997 Asian crisis on an inflation-adjusted basis, but it is dwarfed by the $2.7 trillion in losses resulting from the U.S. subprime mortgage crisis of 2007-2010. That crisis drove U.S. equity markets down more than 40%, until markets eventually rallied. We note that in the Asian Crisis, U.S. equity markets declined approximately 20% and then rallied 33% in the three months after the issue was resolved.  We believe that once the fear of the euro crisis is alleviated, a market rally is likely. While it’s hard to say how and when the euro-zone issue will be resolved, elected officials and organizations such as the ECB and the IMF are under increasing pressure to take action. In the meantime, investors’ high level of fear is currently illustrated by an equity risk premium of 6.27%, according to J.P. Morgan. The 6.27% premium, in addition to exceeding the premium during the subprime mortgage crisis, is at a 55-year high, even though the potential scope of the euro-zone crisis is considerably smaller than the subprime debacle.

Reasons for Optimism with U.S. Economy

One reason that we believe a rally is possible once the euro-zone crisis is resolved is that in many ways, the U.S. economy, despite many gloomy headline developments, is stronger than during the subprime mortgage crisis. We believe that the U.S. economy has considerable potential for expanding. In the aftermath of the mortgage crisis, U.S. corporations have consistently expanded their earnings and exhibited strong discipline with spending, which has allowed them to reduce leverage and to accumulate record levels of cash. As of the second quarter, U.S. corporations held $2 trillion in cash, which is an all-time high. Corporate earnings have also been strong, with year-over year quarterly increases having occurred for every quarter since the third quarter of 2009. With strong balance sheets, many U.S. corporations are well prepared to weather moderating GDP growth and to continue to seek attractive opportunities in emerging markets and from large scale trends, such as the increasing use of Internet-connected devices. Deep corporate coffers, furthermore, are allowing businesses to buy back stock, implement or increase dividends, and engage in mergers and acquisitions, all of which support equity valuations and serve as economic stimuli.

Unemployment, of course, continues to be a hurdle for the U.S. economic recovery. It is important to realize, however, that the private sector is creating jobs, granted at a discouragingly slow pace, while public employers downsize their workforces. At the same time, however, we believe that GDP growth may eventually surprise on the upside as real estate markets and industrial activity improve. So far, the languishing housing market has been a considerable drag on GDP, with well-above average inventories of homes in many markets. With large volumes of foreclosure sales, real estate values are depressed and tight lending requirements are making it difficult for many Americans to qualify for mortgages. Yet, our proprietary research also shows some glimmer of improvement, with some markets experiencing increases in prices and transaction volumes. This is particularly true with high-end real estate, but other select high-quality markets are also seeing improvements. U.S. industry, particularly automobile manufacturing, may also support GDP growth. Auto manufacturing increased 5.2% in July after having declined for three straight months following supply chain disruptions associated with the Japan disasters. Supply chain improvements since then have clearly facilitated an increase in manufacturing levels, but other factors may be involved. Indeed, demand for new cars in the U.S. has been growing among frugal consumers who have refrained from buying big ticket items. According to estimates from Edmunds.com, Americans are expected to buy only 12.6 million vehicles in 2011, down from 12.9 as estimated previously by the firm. That is a considerable decline from the 16 million to 17 million cars typically sold each year. In delaying new car purchases, consumers have allowed their autos to age considerably, with the average car in the U.S. being 11 years old, according to R. L. Polk & Co., which tracks automobile data. That is a considerable increase from 1995, when the average car was only 8.4 years old. American consumers, of course, will eventually need to replace their aging automobiles. When they do, they will provide a strong growth opportunity for the automobile industry and a boost to U.S. GDP.

Going Forward

Slowing economic growth, the euro-zone crisis, and the debt ceiling debate have clearly damaged investor sentiment. With that in mind, forecasting the timing and the scope of a possible equity rally is fraught with potential pitfalls, including uncertainty over how the U.S. will address deficit spending and the timeframe for a resolution of the euro-zone issue. We note, however, that equity valuations point to stocks being highly attractive. As of October 31, the S&P 500 price-to-earnings ratio was only 14.26 based on 2011 earnings of 87.92 per share, according to Standard & Poor’s. In comparison, the 50-year historical average P/E for the S&P 500 at the end of the third quarter was 19.11, according to Standard & Poor’s.

We remind readers that our bottom up stock selection is not based on making broad market judgments. Rather, we conduct careful analysis of companies and industry sectors. We believe our focus on companies that are best suited to respond to constant changes occurring among consumers and industries can provide our clients with attractive investment performance. We remain committed to our highly-disciplined, research-driven investment strategy that we believe helps us find the most compelling opportunities for our clients.

Portfolio Matters

Alger Capital Appreciation Institutional Fund

The Alger Capital Appreciation Institutional Fund returned 8.30% for the 12-month period ended October 31, 2011, compared to the Russell 3000 Growth Index return of 9.92%.

During the period, the largest sector weightings in the Fund were in the Information Technology and Industrials sectors. The largest sector overweight for the period was in Information Technology and the largest sector underweight for the period was in Consumer Staples. Relative outperformance in the Information Technology and Industrials sectors was the most important contributor to performance. Consumer Staples and Financials detracted from results.

Among the most important relative contributors were Cisco Systems, Inc.; VistaPrint NV; BlackRock, Inc.; National Oilwell Varco, Inc.; and Goodrich Corp. Shares of Goodrich performed strongly after the company agreed late in the year to be acquired by United Technologies Corp. at a substantial premium. Goodrich is a leading aerospace systems and parts manufacturer that sells equipment to aircraft producers and replacement parts to air carriers.

Conversely, detracting from overall results on a relative basis were Newfield Exploration Co.; International Business Machines Corp.; Human Genome Sciences, Inc.; Arch Coal, Inc.; and United Continental Holdings, Inc. Share performance of coal producer Arch Coal suffered after the company reported that adverse weather dampened production volumes and increased operating costs due to flooding. Additionally, as the third quarter progressed, commodities oriented companies suffered because of investor concern that a slowing global economy could result in lower commodity prices and adverse operating leverage.

Alger Large Cap Growth Institutional Fund

The Alger Large Cap Growth Institutional Fund returned 6.34% for the 12-month period ended October 31, 2011, compared to the 9.92% return of the Russell 1000 Growth Index.

During the period, the largest sector weightings in the Fund were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight for the period was in Information Technology and the largest sector underweight for the period was in Consumer Discretionary. Relative outperformance in the Health Care and Information Technology sectors was the most important contributor to performance. Consumer Discretionary and Industrials detracted from results.

Among the most important relative contributors were Chevron Corp.; Cisco Systems, Inc.; Baidu, Inc.; Aetna, Inc.; and Bristol-Myers Squibb Co. Bristol-Myers Squibb, which is a global pharmaceutical company with a focus on cardiovascular disease, virology, and oncology, exceeded its second-quarter estimates across its product offerings, and it raised its annual guidance. Additionally, the company benefited from positive data for Aristotle, a phase III trial comparing its stroke prevention medication to alternatives.

Conversely, detracting from overall results on a relative basis were Exxon Mobil Corp.; General Motors Co., Corning, Inc.; Citigroup, Inc.; and Caterpillar, Inc. During the third quarter, heavy construction and mining equipment manufacturer Caterpillar disclosed having poor margins, which were a result of its product mix, supply issues in Japan, and upfront costs associated with the acquisition of mining equipment manufacturer Bucyrus International Inc.

Alger Mid Cap Growth Institutional Fund

The Alger Mid Cap Growth Institutional Fund returned 3.30% for the 12-month period ended October 31, 2011, compared to the 10.08% return of the Russell Midcap Growth Index.

During the period, the largest sector weightings in the Fund were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight for the period was in Information Technology and the largest sector underweight for the period was in Consumer Discretionary. Relative outperformance in the Health Care and Information Technology sectors was the most important contributor to performance. Consumer Discretionary and Industrials detracted from results.

Among the most important relative contributors were Chevron Corp.; Cisco Systems, Inc.; Baidu, Inc.; Aetna, Inc.; and Bristol-Myers Squibb Co. Bristol-Myers Squibb, which is a global pharmaceutical company with a focus on cardiovascular disease, virology, and oncology, exceeded its second-quarter estimates across its product offerings, and it raised its annual guidance. Additionally, the company benefited from positive data for Aristotle, a phase III trial comparing its stroke prevention medication to alternatives.

Conversely, detracting from overall results on a relative basis were Exxon Mobil Corp., General Motors Co., Corning, Inc.; Citigroup, Inc.; and Caterpillar, Inc. During the third quarter, heavy construction and mining equipment manufacturer Caterpillar disclosed having poor margins, which were a result of its product mix, supply issues in Japan, and upfront costs associated with the acquisition of mining equipment manufacturer Bucyrus International Inc.

Alger Small Cap Growth Institutional Fund

For the 12-month period ended October 31, 2011, the Alger Small Cap Growth Institutional Fund returned 6.76%, compared to 9.84% return of the Russell 2000 Growth Index.

During the period, the largest sector weightings in the Fund were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight for the period was in Consumer Discretionary and the largest sector underweight for the period was in Health Care. Relative outperformance in the

Information Technology and Utilities sectors was the most important contributor to performance. Industrials and Financials detracted from results.

Among the most important relative contributors were MAKO Surgical Corp., Ulta Salon Cosmetics & Fragrance Inc.; Finisar Corp.; BroadSoft Inc.; and Tupperware Brands Corp. MAKO Surgical is a medical device company that offers robotic technology for minimally invasive orthopedic knee procedures and it is developing hip procedures. Its stock performed well, especially during the third quarter after the company provided a solid second-quarter earnings report and affirmed its timing for the launch of its hip product in the U.S.

Conversely, detracting from overall results on a relative basis were Kindred Healthcare Inc.; Quicksilver Resources, Inc.; Greenhill & Co.; Kraton Performance Polymers, Inc.; and Healthsouth Corp. Chemical company Kraton Performance Polymers, produces styrenic block copolymers for a wide range of applications, including personal care products such as rubber gloves and toothbrush grips. Its products are also used in roofing materials, adhesives, and footwear. Kraton stock performance suffered due to both ongoing economic concerns and third-quarter volume guidance that was weaker than expected as the company noted some destocking by customers.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung, CFA

Chief Investment Officer

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless proceeded or accompanied by an effective prospectus for the Funds. Fund returns represent the fiscal 12-month period return of Class I shares.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Funds’ management in this report are as of the date of the Shareholders letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a Fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a Fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a Fund. Please refer to the Schedules of Investments for each Fund that is included in this report for a complete list of Fund holdings as of October 31, 2011. Securities mentioned in the

Shareholders Letter, if not found in the Schedule of Investments, may have been held by the Funds during the fiscal period.

A Word about Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Funds that participate in leveraging, such as the Capital Appreciation Institutional Fund, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Funds’ net asset value can decrease more quickly than if the Funds had not borrowed. For a more detailed discussion of the risks associated with these Funds, please see the Funds’ Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus or a summary prospectus containing this and other information about The Alger Institutional Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•                  Standard & Poor’s is a credit rating agency and provider of financial data.

•                  Edmunds.com provides research and publications covering the automobile industry.

•                  Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 98% of the U.S. Equity Market.

•                  Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe.

•                  Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

•                  The Standard & Poor’s 500 Index is an index of large-company common stocks and is considered to be representative of the U.S. stock market.

FUND PERFORMANCE AS OF 9/30/11 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Alger Capital Appreciation Class I (Inception 11/8/93)	0.97%	4.39%	5.16%
Alger Capital Appreciation Class R* (Inception 1/27/03)	0.45%	3.85%	4.63%
Alger Large Cap Growth Class I (Inception 11/8/93)	(0.37)%	(0.61)%	1.08%
Alger Large Cap Growth Class R* (Inception 1/27/03)	(1.00)%	(1.18)%	0.54%
Alger Mid Cap Growth Class I (Inception 11/8/93)	(6.18)%	(1.54)%	3.06%
Alger Mid Cap Growth Class R* (Inception 1/27/03)	(6.72)%	(2.04)%	2.54%
Alger Small Cap Growth Class I (Inception 11/8/93)	(4.17)%	0.95%	6.28%
Alger Small Cap Growth Class R* (Inception 1/27/03)	(4.70)%	0.46%	5.78%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

*

Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been adjusted to reflect the higher operating expenses of Class R shares.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Fund Highlights Through October 31, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Institutional Fund Class I shares, the Russell 3000 Growth Index (an unmanaged indices of common stocks) and the Russell 1000 Growth Index (a unmanaged index of common stocks) for the ten years ended October 31, 2011. Figures for the Alger Capital Appreciation Institutional Fund Class I shares, the Russell 3000 Growth Index and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Capital Appreciation Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.

PERFORMANCE COMPARISON AS OF 10/31/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	8.30%	5.82%	6.02%	10.92%
Class R* (Inception 1/27/03)	7.75%	5.28%	5.48%	10.37%
Russell 3000 Growth Index	9.92%	3.01%	3.74%	6.81%
Russell 1000 Growth Index	9.92%	3.04%	3.56%	7.09%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*

Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been adjusted to reflect the higher operating expenses of Class R shares.

ALGER LARGE CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Large Cap Growth Institutional Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2011. The figures for the Alger Large Cap Growth Institutional Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Large Cap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.

PERFORMANCE COMPARISON AS OF 10/31/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	6.34%	0.97%	1.84%	7.02%
Class R* (Inception 1/27/03)	5.66%	0.40%	1.29%	6.46%
Russell 1000 Growth Index	9.92%	3.04%	3.56%	7.09%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*

Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been adjusted to reflect the higher operating expenses of Class R shares.

ALGER MID CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2011. Figures for the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.

PERFORMANCE COMPARISON AS OF 10/31/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	3.30%	0.22%	4.00%	11.37%
Class R* (Inception 1/27/03)	2.72%	(0.31)%	3.48%	10.82%
Russell Midcap Growth Index	10.08%	3.46%	6.98%	8.17%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*

Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been adjusted to reflect the higher operating expenses of Class R shares.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2011. The figures for the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.

PERFORMANCE COMPARISON AS OF 10/31/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	6.76%	2.39%	7.29%	8.57%
Class R* (Inception 1/27/03)	6.23%	1.90%	6.79%	8.04%
Russell 2000 Growth Index	9.84%	2.68%	6.04%	5.43%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*

Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been adjusted to reflect the higher operating expenses of Class R shares.

PORTFOLIO SUMMARY*

October 31, 2011 (Unaudited)

SECTORS	Alger Capital Appreciation Institutional Fund	Alger Large Cap Growth Institutional Fund	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
Consumer Discretionary	15.3%	10.0%	18.4%	16.1%
Consumer Staples	9.0	10.1	2.0	2.8
Energy	10.2	10.3	10.2	7.7
Financials	3.0	4.8	5.9	5.5
Health Care	12.5	7.9	15.5	17.5
Industrials	12.7	12.3	13.6	17.0
Information Technology	28.0	30.6	21.8	24.2
Materials	4.2	5.3	7.2	4.6
Telecommunication Services	2.2	0.9	0.0	0.5
Utilities	0.0	0.0	0.0	1.1
Short-Term Investments and Net Other Assets	2.9	7.8	5.4	3.0
	100.0%	100.0%	100.0%	100.0%

* Based on net assets for each Fund.

THE ALGER INSTITUTIONAL FUNDS |

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments‡ October 31, 2011

	SHARES	VALUE
COMMON STOCKS—96.7%
ADVERTISING—1.9%
Focus Media Holding Ltd.#*	869,600	$23,635,729

AEROSPACE & DEFENSE—1.7%
Goodrich Corp.	95,800	11,747,954
United Technologies Corp.	119,000	9,279,620
		21,027,574
AIR FREIGHT & LOGISTICS—1.9%
FedEx Corp.	58,300	4,770,689
United Parcel Service, Inc., Cl. B	268,800	18,880,512
		23,651,201
APPAREL ACCESSORIES & LUXURY GOODS—1.3%
Hanesbrands, Inc. *	249,300	6,574,041
PVH Corp.	135,700	10,097,437
		16,671,478
APPAREL RETAIL—0.8%
Abercrombie & Fitch Co., Cl. A	133,800	9,954,720

APPLICATION SOFTWARE—1.2%
Adobe Systems, Inc. *	140,900	4,143,869
Nice Systems Ltd. #*	144,600	5,170,896
Salesforce.com, Inc. *	42,300	5,633,091
		14,947,856
ASSET MANAGEMENT & CUSTODY BANKS—0.4%
Affiliated Managers Group, Inc. *	22,000	2,037,420
Blackstone Group LP	173,000	2,544,830
		4,582,250
AUTO PARTS & EQUIPMENT—0.6%
Lear Corp.	158,100	7,416,471

BIOTECHNOLOGY—1.8%
Dendreon Corp. *	319,100	3,490,954
Gilead Sciences, Inc. *	249,400	10,390,004
Human Genome Sciences, Inc. *	203,800	2,090,988
Pharmasset, Inc. *	17,500	1,232,000
United Therapeutics Corp. *	130,500	5,706,765
		22,910,711
BROADCASTING—0.3%
CBS Corp., Cl. B	134,440	3,469,896

CABLE & SATELLITE—0.7%
Comcast Corporation, Cl. A	378,900	8,885,205

CASINOS & GAMING—1.0%
Las Vegas Sands Corp.*	276,500	12,981,675

COAL & CONSUMABLE FUELS—0.8%
Arch Coal, Inc.	538,900	9,818,758

COMMUNICATIONS EQUIPMENT—3.0%
Ciena Corp. *	329,800	4,346,764
Cisco Systems, Inc.	415,300	7,695,509

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
F5 Networks, Inc. *	6,800	$706,860
Finisar Corp. *	62,300	1,276,527
Juniper Networks, Inc. *	78,800	1,928,236
QUALCOMM, Inc.	410,900	21,202,440
Riverbed Technology, Inc. *	53,000	1,461,740
		38,618,076
COMPUTER HARDWARE—7.1%
Apple, Inc. *	214,200	86,703,876
Dell, Inc. *	152,700	2,414,187
		89,118,063
COMPUTER STORAGE & PERIPHERALS—1.8%
EMC Corp. *	523,900	12,840,789
NetApp, Inc. *	100,300	4,108,288
Seagate Technology PLC	395,300	6,384,095
		23,333,172
CONSTRUCTION & ENGINEERING—0.1%
Chicago Bridge & Iron Co., NV#	49,500	1,810,710

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.9%
Caterpillar, Inc.	96,500	9,115,390
Cummins, Inc.	33,200	3,301,076
Deere & Co.	84,600	6,421,140
WABCO Holdings, Inc. *	139,500	7,004,295
		25,841,901
DATA PROCESSING & OUTSOURCED SERVICES—1.3%
Mastercard, Inc.	46,300	16,077,212

DIVERSIFIED BANKS—0.7%
Wells Fargo & Co.	351,000	9,094,410

DIVERSIFIED METALS & MINING—0.8%
Freeport-McMoRan Copper & Gold, Inc.	101,500	4,086,390
Molycorp, Inc. *	153,440	5,872,149
		9,958,539
DRUG RETAIL—1.4%
CVS Caremark Corp.	506,800	18,396,840

EDUCATION SERVICES—0.4%
New Oriental Education & Technology Group#*	174,000	5,157,360

ENVIRONMENTAL & FACILITIES SERVICES—0.6%
Republic Services, Inc.	245,400	6,984,084

FERTILIZERS & AGRICULTURAL CHEMICALS—1.0%
Monsanto Co.	80,300	5,841,825
Mosaic Co., /The	115,500	6,763,680
		12,605,505
FOOTWEAR—1.1%
NIKE, Inc., Cl. B	73,500	7,081,725

	SHARES	VALUE
COMMON STOCKS—(CONT.)
FOOTWEAR—(CONT.)
Salvatore Ferragamo Italia SpA *	393,550	$6,376,510
		13,458,235
GENERAL MERCHANDISE STORES—1.5%
Dollar General Corp. *	170,400	6,758,064
Target Corp.	232,300	12,718,425
		19,476,489
HEALTH CARE EQUIPMENT—1.4%
Covidien PLC	344,240	16,193,050
Insulet Corp. *	133,500	2,178,720
		18,371,770
HEALTH CARE FACILITIES—0.5%
Universal Health Services, Inc., Cl. B	157,500	6,295,275

HEALTH CARE SERVICES—1.4%
Express Scripts, Inc.*	377,200	17,249,356

HOME IMPROVEMENT RETAIL—1.5%
Lowe’s Companies, Inc.	925,400	19,451,908

HOMEBUILDING—0.7%
Lennar Corp., Cl. A	116,400	1,925,256
Toll Brothers, Inc. *	398,000	6,941,120
		8,866,376
HOUSEHOLD PRODUCTS—2.1%
Procter & Gamble Co., /The	410,300	26,255,097

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.4%
Towers Watson & Co.	70,370	4,623,309

INDUSTRIAL CONGLOMERATES—1.0%
Tyco International Ltd.	268,555	12,232,680

INDUSTRIAL MACHINERY—2.7%
Eaton Corp.	122,900	5,508,378
Ingersoll-Rand PLC	153,100	4,766,003
Stanley Black & Decker, Inc.	329,700	21,051,345
Timken Co.	91,200	3,841,344
		35,167,070
INTEGRATED OIL & GAS—4.0%
ConocoPhillips	385,600	26,857,040
Royal Dutch Shell PLC #	339,800	24,095,218
		50,952,258
INTERNET RETAIL—1.8%
Amazon.com, Inc. *	103,400	22,076,934
NetFlix, Inc. *	10,600	870,048
		22,946,982
INTERNET SOFTWARE & SERVICES—6.2%
eBay, Inc. *	507,200	16,144,176
Google, Inc., Cl. A *	44,810	26,556,198
IAC/InterActiveCorp. *	347,300	14,180,259

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET SOFTWARE & SERVICES—(CONT.)
VistaPrint NV *	472,902	$16,513,738
Yahoo! Inc. *	314,630	4,920,813
		78,315,184
IT CONSULTING & OTHER SERVICES—2.8%
Cognizant Technology Solutions Corp., Cl. A *	78,000	5,674,500
International Business Machines Corp.	163,900	30,260,857
		35,935,357
LIFE SCIENCES TOOLS & SERVICES—0.8%
Thermo Fisher Scientific, Inc.*	209,300	10,521,511

MANAGED HEALTH CARE—3.2%
Aetna, Inc.	663,600	26,384,735
CIGNA Corp.	138,300	6,132,222
UnitedHealth Group, Inc.	150,000	7,198,500
		39,715,457
MORTGAGE REITS—0.6%
Annaly Capital Management, Inc.	452,600	7,626,310

MOVIES & ENTERTAINMENT—0.4%
Liberty Media Corp., Capital, Cl. A*	73,200	5,623,224

OIL & GAS EQUIPMENT & SERVICES—4.0%
Baker Hughes, Inc.	524,805	30,433,442
Halliburton Company	371,600	13,882,976
National Oilwell Varco, Inc.	86,500	6,170,045
		50,486,463
OIL & GAS EXPLORATION & PRODUCTION—0.8%
Chesapeake Energy Corp.	190,140	5,346,737
Pioneer Natural Resources Co.	32,300	2,709,970
Whitinig Petroleum Corp. *	58,400	2,718,520
		10,775,227
OIL & GAS REFINING & MARKETING—0.6%
Marathon Petroleum Corp.	208,900	7,499,510

OTHER DIVERSIFIED FINANCIAL SERVICES—0.5%
JPMorgan Chase & Co.	183,900	6,392,364

PACKAGED FOODS & MEATS—0.7%
Unilever NV	266,200	9,191,886

PAPER PRODUCTS—0.5%
International Paper Co.	225,800	6,254,660

PHARMACEUTICALS—3.1%
Allergan, Inc.	28,700	2,414,244
Auxilium Pharmaceuticals, Inc. *	31,276	486,655
Bristol-Myers Squibb Co.	217,600	6,873,984
Johnson & Johnson	207,400	13,354,486
Pfizer, Inc.	732,900	14,115,654
Teva Pharmaceutical Industries Ltd. #	58,000	2,369,300
		39,614,323

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RAILROADS—0.8%
CSX Corp.	449,900	$9,992,279

RESEARCH & CONSULTING SERVICES—0.6%
IHS, Inc., Cl. A *	33,600	2,822,064
Verisk Analytic, Inc., Cl. A *	146,100	5,135,415
		7,957,479
RESIDENTIAL REITS—0.6%
Home Properties, Inc.	126,300	7,439,070

RESTAURANTS—1.3%
McDonald’s Corp.	145,600	13,518,960
Starbucks Corp.	76,600	3,243,244
		16,762,204
SEMICONDUCTORS—3.0%
Avago Technologies Ltd.	268,200	9,057,114
Broadcom Corp., Cl. A *	116,000	4,186,440
ON Semiconductor Corp. *	625,600	4,735,792
Skyworks Solutions, Inc. *	314,600	6,232,226
Taiwan Semiconductor Manufacturing Co., Ltd. #	531,600	6,708,792
Texas Instruments, Inc.	135,200	4,154,696
Xilinx, Inc.	78,500	2,626,610
		37,701,670
SOFT DRINKS—3.0%
Coca-Cola Co., /The	246,300	16,827,216
Hansen Natural Corp. *	13,700	1,220,533
PepsiCo, Inc.	303,000	19,073,850
		37,121,599
SPECIALIZED FINANCE—0.2%
CME Group, Inc.	9,300	2,562,708

SPECIALTY CHEMICALS—1.7%
Celanese Corp.	153,600	6,689,280
Cytec Industries, Inc.	206,600	9,228,822
Rockwood Holdings, Inc. *	145,000	6,675,800
		22,593,902
STEEL—0.1%
Allegheny Technologies, Inc.	26,300	1,220,320

SYSTEMS SOFTWARE—1.6%
Oracle Corp.	635,900	20,838,443

TOBACCO—1.8%
Philip Morris International, Inc.	335,505	23,441,734

TRADING COMPANIES & DISTRIBUTORS—0.7%
United Rentals, Inc. *	299,900	7,020,659
WESCO International, Inc. *	27,600	1,337,496
		8,358,155
TRUCKING—0.3%
Hertz Global Holdings, Inc.*	327,015	3,793,374

	SHARES	VALUE
COMMON STOCKS—(CONT.)
WIRELESS TELECOMMUNICATION SERVICES—2.2%
American Tower Corp., Cl. A *	194,300	$10,705,930
SBA Communications Corp. *	148,700	5,663,983
Vodafone Group PLC #	398,400	11,091,456
		27,461,369
TOTAL COMMON STOCKS (Cost $1,166,334,949)		1,227,491,983

CONVERTIBLE PREFERRED STOCK—0.3%
PHARMACEUTICALS—0.3%
Merrimack Pharmaceuticals, Inc., Series G*,(L3),(a) (Cost $3,475,570)	496,510	3,475,570

	PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—0.1%
DIVERSIFIED METALS & MINING—0.1%
Molycorp, Inc., 3.25%, 6/15/16(L2)(b) (Cost $1,040,000)	1,040,000	1,010,100

Total Investments (Cost $1,170,850,519)(c)	97.1%	1,231,977,653
Other Assets in Excess of Liabilities	2.9	36,891,765

NET ASSETS	100.0%	$1,268,869,418

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers. Security was acquired on April 6, 2011 for a cost of $3,475,570 and represents 0.3% of the net assets of the Fund.

(b)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.1% of the net assets of the Fund.

(c)

At October 31, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,197,704,656, amounted to $34,272,997 which consisted of aggregate gross unrealized appreciation of $95,811,811 and aggregate gross unrealized depreciation of $61,538,814.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER LARGE CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments‡ October 31, 2011

	SHARES	VALUE
COMMON STOCKS—92.2%
AEROSPACE & DEFENSE—2.5%
Boeing Co., /The	2,950	$194,081
General Dynamics Corp.	2,900	186,151
United Technologies Corp.	2,500	194,949
		575,181
AIR FREIGHT & LOGISTICS—2.1%
FedEx Corp.	2,800	229,123
United Parcel Service, Inc., Cl. B	3,250	228,280
		457,403
AIRLINES—0.5%
Delta Air Lines, Inc.*	12,550	106,926

APPLICATION SOFTWARE—1.6%
Adobe Systems, Inc. *	6,550	192,636
Salesforce.com, Inc. *	1,200	159,804
		352,440
ASSET MANAGEMENT & CUSTODY BANKS—1.7%
BlackRock, Inc.	1,000	157,790
Blackstone Group LP	14,650	215,502
		373,292
AUTO PARTS & EQUIPMENT—0.8%
Johnson Controls, Inc.	5,300	174,529

AUTOMOBILE MANUFACTURERS—0.7%
Ford Motor Co.*	12,300	143,664

BIOTECHNOLOGY—0.8%
Gilead Sciences, Inc.*	4,400	183,304

BREWERS—0.5%
Anheuser-Busch InBev NV#	1,950	108,167

CABLE & SATELLITE—0.8%
Comcast Corporation, Cl. A	7,150	167,668

CASINOS & GAMING—0.9%
Las Vegas Sands Corp.*	4,400	206,580

COAL & CONSUMABLE FUELS—0.8%
Peabody Energy Corp.	3,900	169,143

COMMUNICATIONS EQUIPMENT—4.4%
Cisco Systems, Inc.	10,050	186,227
Corning, Inc.	15,400	220,066
Juniper Networks, Inc. *	5,700	139,479
QUALCOMM, Inc.	7,800	402,480
		948,252
COMPUTER HARDWARE—5.7%
Apple, Inc.*	3,150	1,275,056

COMPUTER STORAGE & PERIPHERALS—2.1%
EMC Corp. *	11,350	278,189
NetApp, Inc. *	4,600	188,416
		466,605

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.6%
Caterpillar, Inc.	2,300	$217,258
Cummins, Inc.	1,350	134,231
		351,489
CONSUMER FINANCE—0.4%
American Express Co.	1,900	96,178

DATA PROCESSING & OUTSOURCED SERVICES—1.0%
Mastercard, Inc.	600	208,344

DIVERSIFIED CHEMICALS—1.5%
Dow Chemical Co., /The	5,100	142,188
EI Du Pont de Nemours & Co.	4,150	199,491
		341,679
DIVERSIFIED METALS & MINING—1.4%
Cliffs Natural Resources, Inc.	2,050	139,851
Freeport-McMoRan Copper & Gold, Inc.	4,250	171,105
		310,956
DRUG RETAIL—2.1%
CVS Caremark Corp.	9,200	333,960
Walgreen Co.	3,600	119,520
		453,480
ELECTRICAL COMPONENTS & EQUIPMENT—0.8%
Emerson Electric Co.	3,450	166,014

ENVIRONMENTAL & FACILITIES SERVICES—0.8%
Republic Services, Inc.	6,450	183,567

FERTILIZERS & AGRICULTURAL CHEMICALS—0.9%
Mosaic Co., /The	3,350	196,176

FOOTWEAR—0.8%
NIKE, Inc., Cl. B	1,750	168,613

GENERAL MERCHANDISE STORES—1.0%
Target Corp.	4,000	219,000

GOLD—0.8%
Goldcorp, Inc.	3,350	163,614

HEALTH CARE EQUIPMENT—0.7%
Covidien PLC	3,400	159,936

HEALTH CARE SERVICES—1.2%
Express Scripts, Inc.*	5,750	262,948

HOME IMPROVEMENT RETAIL—1.1%
Lowe’s Companies, Inc.	11,600	243,832

HOTELS RESORTS & CRUISE LINES—1.7%
Carnival Corp.	4,750	167,248
Starwood Hotels & Resorts Worldwide, Inc.	3,850	192,923
		360,171
HOUSEHOLD PRODUCTS—1.4%
Procter & Gamble Co., /The	4,700	300,753

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HYPERMARKETS & SUPER CENTERS—1.2%
Wal-Mart Stores, Inc.	4,650	$263,748

INDUSTRIAL CONGLOMERATES—1.0%
Tyco International Ltd.	4,550	207,253

INDUSTRIAL MACHINERY—1.9%
Eaton Corp.	3,100	138,942
Ingersoll-Rand PLC	2,900	90,277
Stanley Black & Decker, Inc.	2,750	175,588
		404,807
INTEGRATED OIL & GAS—5.0%
Chevron Corp.	3,500	367,675
Exxon Mobil Corp.	5,900	460,730
Royal Dutch Shell PLC #	3,950	280,095
		1,108,500
INTERNET RETAIL—1.6%
Amazon.com, Inc.*	1,700	362,966

INTERNET SOFTWARE & SERVICES—5.7%
Baidu, Inc. #*	950	133,171
eBay, Inc. *	6,100	194,163
Google, Inc., Cl. A *	1,152	682,720
LinkedIn Corp. *	1,250	112,375
Yahoo! Inc. *	7,550	118,082
		1,240,511
IT CONSULTING & OTHER SERVICES—3.2%
Cognizant Technology Solutions Corp., Cl. A *	2,400	174,600
International Business Machines Corp.	2,850	526,196
		700,796
LIFE SCIENCES TOOLS & SERVICES—0.7%
Thermo Fisher Scientific, Inc.*	3,050	153,324

MANAGED HEALTH CARE—0.9%
Aetna, Inc.	4,950	196,812

MOVIES & ENTERTAINMENT—0.6%
Walt Disney Co., /The	3,900	136,032

OIL & GAS EQUIPMENT & SERVICES—2.9%
Baker Hughes, Inc.	3,700	214,563
National Oilwell Varco, Inc.	1,500	106,995
Schlumberger Ltd.	4,250	312,248
		633,806
OIL & GAS EXPLORATION & PRODUCTION—1.6%
Devon Energy Corp.	4,000	259,800
Nexen, Inc.	4,800	81,504
		341,304
OTHER DIVERSIFIED FINANCIAL SERVICES—2.0%
BM&F Bovespa SA	27,250	162,688
Citigroup, Inc.	2,900	91,611
JPMorgan Chase & Co.	4,650	161,634
		415,933

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PAPER PRODUCTS—0.7%
International Paper Co.	5,300	$146,810

PHARMACEUTICALS—3.6%
Allergan, Inc.	1,400	117,768
Johnson & Johnson	4,100	263,998
Pfizer, Inc.	10,150	195,489
Teva Pharmaceutical Industries Ltd. #	4,450	181,783
		759,038
RAILROADS—1.1%
CSX Corp.	10,350	229,874

SEMICONDUCTORS—2.4%
Broadcom Corp., Cl. A *	4,700	169,622
Intel Corp.	4,750	116,565
Micron Technology, Inc. *	11,250	62,888
Texas Instruments, Inc.	5,350	164,406
		513,481
SOFT DRINKS—3.4%
Coca-Cola Co., /The	5,200	355,264
PepsiCo, Inc.	6,200	390,290
		745,554
SPECIALIZED FINANCE—0.7%
CME Group, Inc.	550	151,558

SYSTEMS SOFTWARE—4.5%
Check Point Software Technologies Ltd. *	2,400	138,312
Microsoft Corp.	9,850	262,305
Oracle Corp.	13,850	453,864
VMware, Inc., Cl. A *	1,200	117,300
		971,781
TOBACCO—1.5%
Philip Morris International, Inc.	4,600	321,402

WIRELESS TELECOMMUNICATION SERVICES—0.9%
American Tower Corp., Cl. A*	3,550	195,605

TOTAL COMMON STOCKS (Cost $19,159,302)		20,095,855

Total Investments (Cost $19,159,302)(a)	92.2%	20,095,855
Other Assets in Excess of Liabilities	7.8	1,702,729

NET ASSETS	100.0%	$21,798,584

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.

(a)

At October 31, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $19,167,042, amounted to $928,813 which consisted of aggregate gross unrealized appreciation of $2,167,615 and aggregate gross unrealized depreciation of $1,238,802.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments‡ October 31, 2011

	SHARES	VALUE
COMMON STOCKS—91.2%
AEROSPACE & DEFENSE—2.5%
Spirit Aerosystems Holdings, Inc., Cl. A *	296,700	$5,064,669
Triumph Group, Inc.	63,600	3,695,160
		8,759,829
APPAREL ACCESSORIES & LUXURY GOODS—2.5%
Coach, Inc.	83,200	5,413,824
PVH Corp.	51,400	3,824,674
		9,238,498
APPAREL RETAIL—1.5%
Abercrombie & Fitch Co., Cl. A	36,500	2,715,600
Fast Retailing Co., Ltd. (L2)	14,000	2,514,895
		5,230,495
APPLICATION SOFTWARE—4.8%
Adobe Systems, Inc. *	122,700	3,608,607
Cadence Design Systems, Inc. *	484,500	5,363,415
Informatica Corp. *	58,700	2,670,850
QLIK Technologies, Inc. *	117,300	3,351,261
SolarWinds, Inc. *	71,400	2,060,604
		17,054,737
ASSET MANAGEMENT & CUSTODY BANKS—3.0%
Affiliated Managers Group, Inc. *	30,500	2,824,605
Blackstone Group LP	258,300	3,799,593
KKR & Co., LP	291,900	3,934,812
		10,559,010
BIOTECHNOLOGY—3.3%
Alexion Pharmaceuticals, Inc. *	12,300	830,373
Dendreon Corp. *	186,000	2,034,840
Human Genome Sciences, Inc. *	230,000	2,359,800
Pharmasset, Inc. *	54,700	3,850,880
United Therapeutics Corp. *	62,000	2,711,260
		11,787,153
BROADCASTING—1.4%
CBS Corp., Cl. B	103,100	2,661,011
Discovery Communications, Inc., Series C *	58,000	2,295,060
		4,956,071
CASINOS & GAMING—1.1%
Wynn Resorts Ltd.	27,900	3,705,120

CHEMICALS—1.2%
Metabolix, Inc.*	793,160	4,068,911

COAL & CONSUMABLE FUELS—2.3%
Arch Coal, Inc.	238,400	4,343,648
Patriot Coal Corp. *	46,500	584,040
Peabody Energy Corp.	71,300	3,092,281
		8,019,969
COMMUNICATIONS EQUIPMENT—5.2%
Acme Packet, Inc. *	145,000	5,250,450
Ciena Corp. *	213,700	2,816,566

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
Finisar Corp. *	76,300	$1,563,387
Juniper Networks, Inc. *	81,300	1,989,411
Polycom, Inc. *	101,200	1,672,836
Riverbed Technology, Inc. *	184,000	5,074,720
		18,367,370
COMPUTER HARDWARE—0.5%
Teradata Corp.*	28,600	1,706,276

COMPUTER STORAGE & PERIPHERALS—1.6%
NetApp, Inc. *	112,800	4,620,288
Seagate Technology PLC	68,600	1,107,890
		5,728,178
CONSTRUCTION & ENGINEERING—1.5%
Aecom Technology Corp. *	133,700	2,797,004
Chicago Bridge & Iron Co., NV #,^	72,300	2,644,734
		5,441,738
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.2%
Westport Innovations, Inc.*	18,600	562,650

CONSTRUCTION MATERIALS—0.8%
Anhui Conch Cement Co., Ltd.(L2)	818,100	2,943,943

DISTILLERS & VINTNERS—0.7%
Brown-Forman Corp., Cl. B	33,000	2,466,090

DIVERSIFIED METALS & MINING—3.0%
Cliffs Natural Resources, Inc.	46,300	3,158,586
Molycorp, Inc. *	108,000	4,133,160
Walter Energy, Inc.	44,600	3,373,990
		10,665,736
DIVERSIFIED REAL ESTATE ACTIVITIES—1.0%
BR Malls Participacoes SA	318,540	3,441,720

EDUCATION SERVICES—1.5%
Apollo Group, Inc., Cl. A *	71,600	3,390,260
New Oriental Education & Technology Group #*	58,500	1,733,940
		5,124,200
ELECTRICAL COMPONENTS & EQUIPMENT—1.7%
AMETEK, Inc.	151,900	6,003,088

ENVIRONMENTAL & FACILITIES SERVICES—0.7%
Stericycle, Inc.*	29,400	2,457,252

FOOTWEAR—1.0%
Salvatore Ferragamo Italia SpA*	215,100	3,485,167

GENERAL MERCHANDISE STORES—1.4%
Dollar General Corp. *	61,800	2,450,988
Family Dollar Stores, Inc.	42,800	2,509,364
		4,960,352
HEALTH CARE EQUIPMENT—0.8%
Hospira, Inc.*	85,600	2,692,120

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE SERVICES—1.4%
HMS Holdings Corp.*	195,400	$4,775,576

HEALTH CARE TECHNOLOGY—2.6%
Agilent Technologies, Inc. *	102,000	3,781,140
Allscripts Healthcare Solutions, Inc. *	217,200	4,159,380
SXC Health Solutions Corp. *	29,800	1,395,236
		9,335,756
HOMEBUILDING—1.0%
Lennar Corp., Cl. A	98,900	1,635,806
Toll Brothers, Inc. *	101,200	1,764,928
		3,400,734
HOTELS RESORTS & CRUISE LINES—1.1%
Orient-Express Hotels Ltd., Cl. A *	266,700	2,274,951
Royal Caribbean Cruises Ltd.	58,600	1,741,592
		4,016,543
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.7%
Robert Half International, Inc.	93,600	2,473,848

INDUSTRIAL CONGLOMERATES—0.6%
McDermott International, Inc.*	201,400	2,211,372

INDUSTRIAL MACHINERY—3.4%
Pall Corp.	62,300	3,187,891
SPX Corp.	120,700	6,591,427
Stanley Black & Decker, Inc.	39,000	2,490,150
		12,269,468
INTERNET RETAIL—0.7%
NetFlix, Inc.*	29,600	2,429,568

INTERNET SOFTWARE & SERVICES—2.1%
OpenTable, Inc.*	171,400	7,517,604

IT CONSULTING & OTHER SERVICES—0.3%
Cognizant Technology Solutions Corp., Cl. A*	12,500	909,375

LIFE SCIENCES TOOLS & SERVICES—1.6%
Life Technologies Corp.*	136,700	5,559,589

MANAGED HEALTH CARE—2.4%
Aetna, Inc.	85,900	3,415,384
CIGNA Corp.	116,700	5,174,478
		8,589,862
MOTORCYCLE MANUFACTURERS—1.6%
Harley-Davidson, Inc.	142,600	5,547,140

OIL & GAS DRILLING—1.1%
Nabors Industries Ltd.*	212,900	3,902,457

OIL & GAS EQUIPMENT & SERVICES—2.2%
Cameron International Corp. *,^	123,650	6,076,161
Superior Energy Services, Inc. *	65,400	1,839,048
		7,915,209
OIL & GAS EXPLORATION & PRODUCTION—3.8%
Brigham Exploration Co. *,^	116,200	4,231,423

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
Denbury Resources, Inc. *	212,600	$3,337,820
Newfield Exploration Co. *	45,800	1,843,908
Pioneer Natural Resources Co. ^	48,500	4,069,150
		13,482,301
OIL & GAS REFINING & MARKETING—0.8%
Marathon Petroleum Corp.^	76,500	2,746,350

PACKAGED FOODS & MEATS—1.3%
Green Mountain Coffee Roasters, Inc. *	29,600	1,924,592
Hain Celestial Group, Inc. *	78,900	2,647,884
		4,572,476
PHARMACEUTICALS—0.4%
Mylan, Inc.*	74,700	1,461,879

REAL ESTATE SERVICES—1.1%
CBRE Group, Inc.*	212,800	3,783,584

RESEARCH & CONSULTING SERVICES—2.3%
IHS, Inc., Cl. A *	31,800	2,670,882
RPX Corp. *	34,200	532,152
Verisk Analytic, Inc., Cl. A *	135,300	4,755,795
		7,958,829
RESIDENTIAL REITS—0.4%
Home Properties, Inc.	26,800	1,578,520

RESTAURANTS—1.2%
Chipotle Mexican Grill, Inc.*	13,100	4,403,172

SEMICONDUCTORS—5.8%
Altera Corp.	119,900	4,546,608
Avago Technologies Ltd.	104,900	3,542,473
Cypress Semiconductor Corp. *	98,600	1,884,246
Skyworks Solutions, Inc. *	222,900	4,415,649
Xilinx, Inc.	166,900	5,584,474
		19,973,450
SPECIALTY CHEMICALS—2.2%
Cytec Industries, Inc.	45,600	2,036,952
International Flavors & Fragrances, Inc.	35,200	2,131,712
Rockwood Holdings, Inc. *	75,400	3,471,416
		7,640,080
SPECIALTY STORES—2.4%
L’Occitane International SA (L2)	2,300,900	5,061,328
PetSmart, Inc.	72,400	3,399,180
		8,460,508
SYSTEMS SOFTWARE—1.5%
Fortinet, Inc. *	154,400	3,560,464
MICROS Systems, Inc. *	35,100	1,727,622
		5,288,086
TOTAL COMMON STOCKS (Cost $360,893,414)		321,629,009

	SHARES	VALUE
CONVERTIBLE PREFERRED STOCK—3.0%
BIOTECHNOLOGY—3.0%
Merrimack Pharmaceuticals, Inc., Series B-10, *,(L3),(a)	115,098	$1,240,756
Merrimack Pharmaceuticals, Inc., Series B-3, *,(L3),(b)	11,510	124,078
Merrimack Pharmaceuticals, Inc., Series B-4, *,(L3),(c)	345,008	3,719,186
Merrimack Pharmaceuticals, Inc., Series B-7, *,(L3),(a)	115,098	1,240,756
Merrimack Pharmaceuticals, Inc., Series C-2, *,(L3),(d)	611,759	4,282,314
		10,607,090
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $5,689,999)		10,607,090

	CONTRACTS
PURCHASED OPTIONS—0.4%
PUT OPTIONS—0.4%
Chesapeake Energy Corp./ November/ 26~	370	23,310
SPDR S&P 500 ETF Trust/ December/ 124~	1,388	620,436
SPDR S&P 500 ETF Trust/ November/ 118	953	102,924
SPDR S&P 500 ETF Trust/ November/ 119	693	85,239
SPDR S&P 500 ETF Trust/ November/ 120	712	99,680
SPDR S&P 500 ETF Trust/ November/ 121	703	115,995
SPDR S&P 500 ETF Trust/ November/ 124	693	171,864
(Cost $2,268,970)		1,219,448

TOTAL PUT OPTIONS (Cost $2,268,970)		1,219,448

CALL OPTIONS—0.0%
Chesapeake Energy Corp./ November/ 30 (Cost $24,058)	370	25,160

TOTAL PURCHASED OPTIONS (Cost $2,293,028)		1,244,608

Total Investments (Cost $368,876,441)(e)	94.6%	333,480,707
Other Assets in Excess of Liabilities	5.4	19,206,930

NET ASSETS	100.0%	$352,687,637

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

^	All or a portion of this security has been pledged as collateral for written call options.
~	All or a portion of this security has been pledged as collateral for written put options.
*	Non-income producing security.
#	American Depository Receipts.
(a)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $666,188 and represents 0.4% of the net assets of the Fund.

(b)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $66,620 and represents 0.0% of the net assets of the Fund.

(c)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $1,996,908 and represents 1.1% of the net assets of the Fund.

(d)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $2,294,095 and represents 1.2% of the net assets of the Fund.

(e)

At October 31, 2011, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $374,154,837, amounted to $40,674,130 which consisted of aggregate gross unrealized appreciation of $14,556,926 and aggregate gross unrealized depreciation of $55,231,056.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
PUT OPTIONS WRITTEN
Cameron International Corp./ November/ 50	46	4,600	$11,408
Cameron International Corp./ November/ 55	46	4,600	23,000
Cameron International Corp./ Novemeber/ 52.50	46	4,600	18,860
Chesapeake Energy Corp./ November/ 28	370	37,000	49,210
Pioneer Natural Resources Co./ November/ 85	46	4,600	14,260
Pioneer Natural Resources Co./ November/ 90	46	4,600	25,760
SPDR S&P 500 ETF Trust/ December/ 114	693	69,300	124,047
TOTAL PUT OPTIONS WRITTEN (Premiums Received $329,563)			266,545

CALL OPTIONS WRITTEN
Brigham Exploration Co./ November/ 25	140	14,000	158,200
Brigham Exploration Co./ November/ 28	46	4,600	38,180
Cameron International Corp./ Novemeber/ 47	46	4,600	15,640
Chicago Bridge & Iron Co., NV/ November/ 37	46	4,600	7,590
Chicago Bridge & Iron Co., NV/ November/ 38	46	4,600	4,600
Marathon Petroleum Corp./ November/ 35	46	4,600	10,810
Pioneer Natural Resources Co./ November/ 75	47	4,700	47,000
Pioneer Natural Resources Co./ November/ 80	46	4,600	28,520
TOTAL CALL OPTIONS WRITTEN (Premiums Received $135,583)			310,540

TOTAL OPTIONS WRITTEN (Premiums Received $465,146)			$577,085

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments‡ October 31, 2011

	SHARES	VALUE
COMMON STOCKS—97.0%
AEROSPACE & DEFENSE—1.9%
AAR Corp.	565,900	$11,278,387
Esterline Technologies Corp. *	193,575	10,820,843
		22,099,230
AIR FREIGHT & LOGISTICS—0.9%
HUB Group, Inc., Cl. A*	341,300	10,669,038

AIRLINES—0.4%
US Airways Group, Inc.*	825,550	4,763,424

ALTERNATIVE CARRIERS—0.5%
Cogent Communications Group, Inc.*	381,750	6,127,088

APPAREL ACCESSORIES & LUXURY GOODS—1.3%
Vera Bradley, Inc. *	190,900	8,647,770
Warnaco Group, Inc., /The *	148,100	7,271,710
		15,919,480
APPAREL RETAIL—3.6%
ANN, Inc. *	532,050	14,173,811
Childrens Place Retail Stores, Inc., /The *	168,750	7,922,813
DSW, Inc., Cl. A	226,250	11,841,924
Express, Inc.	425,850	9,619,952
		43,558,500
APPLICATION SOFTWARE—8.8%
BroadSoft, Inc. *	243,769	8,775,684
Cadence Design Systems, Inc. *	1,305,950	14,456,866
Concur Technologies, Inc. *	216,350	10,064,602
Nice Systems Ltd. #*	402,405	14,390,002
QLIK Technologies, Inc. *	416,600	11,902,262
RealPage, Inc. *	435,500	11,475,425
SolarWinds, Inc. *	262,000	7,561,320
Taleo Corp., Cl. A *	388,300	12,580,920
Ultimate Software Group, Inc. *	196,500	11,825,370
		103,032,451
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
Cohen & Steers, Inc.	219,350	5,959,740
Fortress Investment Group LLC, Cl. A *	1,706,000	6,090,420
		12,050,160
AUTO PARTS & EQUIPMENT—1.1%
Dana Holding Corp.*	892,000	12,612,880

BIOTECHNOLOGY—3.8%
Alkermes Plc *	207,800	3,634,422
Cepheid, Inc. *	115,300	4,136,964
Cubist Pharmaceuticals, Inc. *	278,250	10,520,632
Dendreon Corp. *	210,850	2,306,699
Incyte Corp., Ltd. *	377,800	5,202,306
Ironwood Pharmaceuticals, Inc. *	187,500	2,550,000
Onyx Pharmaceuticals, Inc. *	140,850	5,764,991
Optimer Pharmaceuticals, Inc. *	554,712	7,915,740

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Seattle Genetics, Inc. *	154,950	$3,408,900
		45,440,654
COAL & CONSUMABLE FUELS—0.6%
Patriot Coal Corp.*	567,100	7,122,776

COMMUNICATIONS EQUIPMENT—2.1%
ADTRAN, Inc.	145,450	4,887,120
Aruba Networks, Inc. *	290,400	6,879,576
Ciena Corp. *	407,050	5,364,919
Finisar Corp. *	355,550	7,285,220
		24,416,835
CONSUMER FINANCE—0.7%
First Cash Financial Services, Inc.*	189,750	7,874,625

DATA PROCESSING & OUTSOURCED SERVICES—2.4%
Jack Henry & Associates, Inc.	429,900	13,933,059
Wright Express Corp. *	320,485	15,024,337
		28,957,396
DISTRIBUTORS—1.2%
LKQ Corp.*	478,890	13,974,010

DIVERSIFIED CHEMICALS—0.9%
Solutia, Inc.*	648,100	10,531,625

DIVERSIFIED METALS & MINING—0.3%
Globe Specialty Metals, Inc.	199,850	3,331,500

EDUCATION SERVICES—0.7%
American Public Education, Inc.*	229,050	8,202,281

ELECTRIC UTILITIES—1.1%
ITC Holdings Corp.	175,785	12,776,054

ELECTRICAL COMPONENTS & EQUIPMENT—2.2%
GrafTech International Ltd. *	735,450	11,553,920
Woodward Governor Co.	434,300	14,714,083
		26,268,003
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.7%
Cognex Corp.	233,950	7,928,566

ELECTRONIC MANUFACTURING SERVICES—0.3%
Fabrinet*	310,550	3,850,820

ENVIRONMENTAL & FACILITIES SERVICES—3.3%
Clean Harbors, Inc. *	261,650	15,246,345
Tetra Tech, Inc. *	479,800	10,474,034
Waste Connections, Inc.	394,450	13,431,022
		39,151,401
FOOD DISTRIBUTORS—1.1%
United Natural Foods, Inc.*	341,200	12,457,212

FOOD RETAIL—0.7%
Fresh Market, Inc., /The*	199,400	7,976,000

	SHARES	VALUE
COMMON STOCKS—(CONT.)
FOREST PRODUCTS—0.3%
Louisiana-Pacific Corp.*	520,650	$3,462,323

GOLD—0.6%
AuRico Gold, Inc.*	675,950	6,576,994

HEALTH CARE EQUIPMENT—4.3%
Arthrocare Corp. *	179,300	5,405,895
Insulet Corp. *	700,200	11,427,263
MAKO Surgical Corp. *	278,992	10,727,242
Sirona Dental Systems, Inc. *	177,000	8,478,300
Thoratec Corp. *	223,800	8,170,938
Volcano Corp. *	281,300	7,012,809
		51,222,447
HEALTH CARE FACILITIES—1.1%
Healthsouth Corp. *	502,650	8,876,799
LifePoint Hospitals, Inc. *	103,350	3,995,511
		12,872,310
HEALTH CARE SERVICES—2.0%
Catalyst Health Solutions, Inc. *	204,450	11,238,617
HMS Holdings Corp. *	510,950	12,487,618
		23,726,235
HEALTH CARE SUPPLIES—0.9%
Align Technology, Inc.*	466,350	10,740,041

HEALTH CARE TECHNOLOGY—0.7%
Medidata Solutions, Inc.*	460,100	8,272,598

HOME FURNISHINGS—0.4%
Ethan Allen Interiors, Inc.	239,550	4,743,090

HOTELS RESORTS & CRUISE LINES—0.9%
Interval Leisure Group*	765,166	10,566,942

HOUSEHOLD APPLIANCES—0.5%
SodaStream International Ltd.*	189,850	6,470,088

INDUSTRIAL MACHINERY—4.3%
Actuant Corp., Cl. A	643,660	14,482,350
Barnes Group, Inc.	600,050	13,963,164
CLARCOR, Inc.	153,450	7,439,256
RBC Bearings, Inc. *	366,250	14,833,124
		50,717,894
INTERNET RETAIL—1.0%
Shutterfly, Inc.*	269,850	11,244,650

INTERNET SOFTWARE & SERVICES—4.2%
Ancestry.com, Inc. *	333,400	7,591,518
comScore, Inc. *	506,150	10,684,826
LogMeIn, Inc. *	343,000	13,949,809
OpenTable, Inc. *	165,200	7,245,672
VistaPrint NV *	303,240	10,589,141
		50,060,966

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INVESTMENT BANKING & BROKERAGE—0.1%
Stifel Financial Corp.*	28,400	$905,108

LEISURE FACILITIES—1.8%
Life Time Fitness, Inc. *	162,295	6,999,783
Six Flags Entertainment Corp.	391,050	14,038,695
		21,038,478
LEISURE PRODUCTS—0.7%
Brunswick Corp.	449,150	7,931,989

LIFE SCIENCES TOOLS & SERVICES—1.3%
Bruker Corp. *	596,700	8,610,381
PAREXEL International Corp. *	316,092	6,963,507
		15,573,888
MANAGED HEALTH CARE—1.6%
Centene Corp. *	123,500	4,341,025
Healthspring, Inc. *	269,250	14,523,345
		18,864,370
METAL & GLASS CONTAINERS—1.2%
Silgan Holdings, Inc.	376,700	14,141,317

OIL & GAS EQUIPMENT & SERVICES—2.5%
Complete Production Services, Inc. *	269,850	8,851,080
Dril-Quip, Inc. *	139,970	9,112,047
Key Energy Services, Inc. *	693,800	8,970,834
Lufkin Industries, Inc.	37,400	2,209,966
		29,143,927
OIL & GAS EXPLORATION & PRODUCTION—4.6%
Berry Petroleum Co.	136,100	4,702,255
Energy XXI Bermuda Ltd. *	346,650	10,181,110
Kodiak Oil & Gas Corp. *	711,000	4,913,010
Nothern Oil and Gas, Inc. *	268,450	6,488,437
Quicksilver Resources, Inc. *	824,100	6,345,570
Rosetta Resources, Inc. *	152,750	6,772,935
Stone Energy Corp. *	286,950	6,970,016
Swift Energy Co. *	291,350	8,921,137
		55,294,470
PACKAGED FOODS & MEATS—1.0%
Hain Celestial Group, Inc.*	374,665	12,573,757

PHARMACEUTICALS—1.8%
Medicis Pharmaceutical Corp., Cl. A	271,100	10,380,419
Salix Pharmaceuticals Ltd. *	133,100	4,559,341
Viropharma, Inc. *	285,400	5,776,496
		20,716,256
RAILROADS—1.2%
Genesee & Wyoming, Inc., Cl. A*	247,700	14,666,317

REAL ESTATE SERVICES—0.7%
Jones Lang LaSalle, Inc.	121,050	7,822,251

REGIONAL BANKS—1.9%
Signature Bank *	250,650	13,973,737

	SHARES	VALUE
COMMON STOCKS—(CONT.)
REGIONAL BANKS—(CONT.)
Texas Capital Bancshares, Inc. *	356,100	$9,970,800
		23,944,537
RESEARCH & CONSULTING SERVICES—0.9%
CoStar Group, Inc.*	166,005	10,214,288

RESTAURANTS—1.0%
Cheesecake Factory, Inc., /The*	421,650	11,801,984

SECURITY & ALARM SERVICES—0.9%
Geo Group, Inc., /The*	566,550	10,328,207

SEMICONDUCTOR EQUIPMENT—1.1%
Novellus Systems, Inc.*	362,700	12,531,285

SEMICONDUCTORS—3.5%
Inphi Corp. *	584,950	6,457,848
Mellanox Technologies Ltd. *	361,600	11,701,376
Netlogic Microsystems, Inc. *	228,000	11,217,600
RF Micro Devices, Inc. *	1,577,700	11,580,318
		40,957,142
SPECIALIZED CONSUMER SERVICES—0.6%
Sotheby’s	190,250	6,700,605

SPECIALTY CHEMICALS—1.3%
Cytec Industries, Inc.	89,150	3,982,331
Kraton Performance Polymers, Inc. *	123,050	2,421,624
Rockwood Holdings, Inc. *	226,850	10,444,173
		16,848,128
SPECIALTY STORES—1.3%
Teavana Holdings, Inc. *	145,455	3,325,101
Vitamin Shoppe, Inc. *	309,150	11,658,047
		14,983,148
SYSTEMS SOFTWARE—1.1%
Fortinet, Inc.*	579,950	13,373,647

THRIFTS & MORTGAGE FINANCE—1.1%
Northwest Bancshares, Inc.	1,017,150	12,683,861

TRADING COMPANIES & DISTRIBUTORS—1.0%
United Rentals, Inc.*	494,200	11,569,222

TOTAL COMMON STOCKS (Cost $1,036,058,731)		1,146,376,769

Total Investments (Cost $1,036,058,731)(a)	97.0%	1,146,376,769
Other Assets in Excess of Liabilities	3.0	35,800,316

NET ASSETS	100.0%	$1,182,177,085

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At October 31, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,037,058,880, amounted to $109,317,889 which consisted of aggregate gross unrealized appreciation of $176,798,594 and aggregate gross unrealized depreciation of $67,480,705.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities October 31, 2011

	Alger Capital Appreciation Institutional Fund	Alger Large Cap Growth Institutional Fund
ASSETS:
Investments in securities, at value (identified cost)* see accompanying schedules of investments	$1,231,977,653	$20,095,855
Cash and cash equivalents#	37,121,480	1,559,962
Receivable for investment securities sold	41,225,915	224,380
Receivable for shares of beneficial interest sold	4,333,776	7,353
Dividends and interest receivable	1,072,338	14,281
Prepaid expenses	128,555	27,131
Total Assets	1,315,859,717	21,928,962
LIABILITIES:
Payable for investment securities purchased	41,372,253	26,589
Payable for shares of beneficial interest redeemed	4,206,290	21,186
Accrued investment advisory fees	825,006	12,845
Accrued transfer agent fees	51,633	9,940
Accrued distribution fees	91,291	2,253
Accrued administrative fees	28,009	498
Accrued shareholder servicing fees	264,817	4,704
Accrued other expenses	151,000	52,363
Total Liabilities	46,990,299	130,378
NET ASSETS	$1,268,869,418	$21,798,584
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	1,186,685,833	30,606,081
Undistributed net investment income	—	554
Undistributed net realized gain (accumulated realized loss)	21,056,450	(9,744,604)
Net unrealized appreciation on investments	61,127,135	936,553
NET ASSETS	$1,268,869,418	$21,798,584
Net Assets By Class
Class I	$1,041,609,372	$16,294,227
Class R	$227,260,046	$5,504,357
Shares Of Beneficial Interest Outstanding—Note 6
Class I	49,890,573	1,184,691
Class R	11,357,411	414,390
Net Asset Value Per Share
Class I	$20.88	$13.75
Class R	$20.01	$13.28

*Identified cost	$1,170,850,519	$19,159,302
**Written options premiums received	$—	$—

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities October 31, 2011

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
ASSETS:
Investments in securities, at value (identified cost)* see accompanying schedules of investments	$333,480,707	$1,146,376,769
Cash and cash equivalents#	6,767,569	32,647,381
Receivable for investment securities sold	36,056,503	20,925,985
Receivable for shares of beneficial interest sold	4,643,730	5,991,939
Dividends and interest receivable	50,679	91,033
Prepaid expenses	64,482	125,415
Total Assets	381,063,670	1,206,158,522
LIABILITIES:
Payable for investment securities purchased	25,542,707	19,276,727
Written options outstanding**	577,085	—
Payable for shares of beneficial interest redeemed	1,691,100	3,294,156
Accrued investment advisory fees	218,370	766,493
Accrued transfer agent fees	95,015	123,009
Accrued distribution fees	14,134	24,967
Accrued administrative fees	7,902	26,023
Accrued shareholder servicing fees	74,706	246,035
Accrued other expenses	155,014	224,027
Total Liabilities	28,376,033	23,981,437
NET ASSETS	$352,687,637	$1,182,177,085
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	733,909,269	1,024,278,396
Undistributed net investment income (accumulated loss)	(825,574)	(134,200)
Undistributed net realized gain (accumulated realized loss)	(344,887,964)	47,714,851
Net unrealized appreciation (depreciation) on investments	(35,508,094)	110,318,038
NET ASSETS	$352,687,637	$1,182,177,085
Net Assets By Class
Class I	$317,893,132	$1,119,966,230
Class R	$34,794,505	$62,210,855
Shares Of Beneficial Interest Outstanding—Note 6
Class I	23,539,491	41,497,664
Class R	2,708,400	2,401,012
Net Asset Value Per Share
Class I	$13.50	$26.99
Class R	$12.85	$25.91

*Identified cost	$368,876,441	$1,036,058,731
**Written options premiums received	$465,146	$—

# Alger Mid Cap Growth Institutional Fund includes cash of $1,603,500 held as collateral for written options.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations

For the year ended October 31, 2011

	Alger Capital Appreciation Institutional Fund	Alger Large Cap Growth Institutional Fund
INCOME
Dividends (net of foreign withholding taxes*)	$13,067,145	$344,221
Interest	25,456	344
Total Income	13,092,601	344,565
EXPENSES
Advisory fees—Note 3(a)	9,428,209	172,775
Distribution fees—Note3(b):
Class R	1,052,305	29,015
Shareholder servicing fees—Note 3(e)	3,026,339	63,270
Administrative fees—Note 3(a)	320,093	6,692
Custodian fees	123,050	31,290
Interest expenses	—	641
Transfer agent fees and expenses—Note 3(d)	192,384	39,159
Printing fees	106,200	4,125
Professional fees	54,890	27,932
Registration fees	135,282	38,634
Trustee fees—Note 3(f)	20,984	19,036
Miscellaneous	222,383	20,359
Total Expenses	14,682,119	452,928
NET INVESTMENT LOSS	(1,589,518)	(108,363)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain on investments and purchased options	66,998,632	2,149,479
Net realized loss on foreign currency transactions	(307,083)	(5,260)
Net realized gain on options written	94,011	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	14,788,025	(251,222)
Net realized and unrealized gain on investments, options and foreign currency	81,573,585	1,892,997
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$79,984,067	$1,784,634

*Foreign withholding taxes	$192,311	$3,524

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations

For the year ended October 31, 2011

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
INCOME
Dividends (net of foreign withholding taxes*)	$3,081,620	$3,010,305
Interest	(13,391)	12,317
Total Income	3,068,229	3,022,622
EXPENSES
Advisory fees—Note 3(a)	4,745,962	10,202,764
Distribution fees—Note3(b):
Class R	232,532	348,312
Shareholder servicing fees—Note 3(e)	1,623,619	3,274,961
Administrative fees—Note 3(a)	171,729	346,390
Custodian fees	123,023	94,200
Interest expenses	47,116	—
Transfer agent fees and expenses—Note 3(d)	272,098	357,292
Printing fees	78,700	188,300
Professional fees	48,905	60,350
Registration fees	109,238	153,405
Trustee fees—Note 3(f)	20,121	21,156
Miscellaneous	144,166	234,248
Total Expenses	7,617,209	15,281,378
NET INVESTMENT LOSS	(4,548,980)	(12,258,756)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain on investments and purchased options	131,661,978	127,485,549
Net realized gain (loss) on foreign currency transactions	(349,982)	5,258
Net realized gain on options written	3,430,839	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(65,677,181)	(33,597,608)
Net change in unrealized appreciation (depreciation) on written options	(111,939)	—
Net realized and unrealized gain on investments, options and foreign currency	68,953,715	93,893,199
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$64,404,735	$81,634,443

*Foreign withholding taxes	$33,702	$—

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets

	Alger Capital Appreciation Institutional Fund
	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Net investment income (loss)	$(1,589,518)	$(890,700)
Net realized gain on investments, options and foreign currency	66,785,560	101,248,723
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	14,788,025	31,598,335
Net increase in net assets resulting from operations	79,984,067	131,956,358
Dividends and distributions to shareholders from:
Net investment income
Class I	—	(1,279,828)
Class R	—	—
Total dividends and distributions to shareholders	—	(1,279,828)
Increase (decrease) from shares of beneficial interest transactions:
Class I	164,881,101	65,815,020
Class R	43,192,466	62,394,146
Net increase (decrease) from shares of beneficial interest transactions—Note 6	208,073,567	128,209,166
Total increase (decrease)	288,057,634	258,885,696
Net Assets:
Beginning of period	980,811,784	721,926,088
END OF PERIOD	$1,268,869,418	$980,811,784
Undistributed net investment income (accumulated loss)	$—	$128,267

See Notes to Financial Statements.

	Alger Large Cap Growth Institutional Fund		Alger Mid Cap Growth Institutional Fund		Alger Small Cap Growth Institutional Fund
	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Net investment income (loss)	$(108,363)	$184,121	$(4,548,980)	$356,200	$(12,258,756)	$(11,420,394)
Net realized gain on investments, options and foreign currency	2,144,219	3,578,613	134,742,835	140,274,983	127,490,807	102,355,700
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(251,222)	1,434,610	(65,789,120)	36,648,897	(33,597,608)	172,896,159
Net increase in net assets resulting from operations	1,784,634	5,197,344	64,404,735	177,280,080	81,634,443	263,831,465
Dividends and distributions to shareholders from:
Net investment income
Class I	(168,982)	(150,594)	(1,902,006)	—	—	—
Class R	(10,503)	—	—	—	—	—
Total dividends and distributions to shareholders	(179,485)	(150,594)	(1,902,006)	—	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class I	(7,898,934)	(20,603,532)	(479,440,924)	(303,170,480)	(61,833,473)	(113,843,842)
Class R	(978,506)	(717,668)	(17,489,577)	(10,849,685)	(10,560,397)	2,465,726
Net increase (decrease) from shares of beneficial interest transactions—Note 6	(8,877,440)	(21,321,200)	(496,930,501)	(314,020,165)	(72,393,870)	(111,378,116)
Total increase (decrease)	(7,272,291)	(16,274,450)	(434,427,772)	(136,740,085)	9,240,573	152,453,349
Net Assets:
Beginning of period	29,070,875	45,345,325	787,115,409	923,855,494	1,172,936,512	1,020,483,163
END OF PERIOD	$21,798,584	$29,070,875	$352,687,637	$787,115,409	$1,182,177,085	$1,172,936,512
Undistributed net investment income (accumulated loss)	$554	$179,383	$(825,574)	$225,701	$(134,200)	$72,431

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund

	Class I
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$19.28	$16.41	$13.23	$22.27	$15.77
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.01)	0.00	0.04	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	1.61	2.90	3.14	(9.00)	6.56
Total from investment operations	1.60	2.90	3.18	(9.04)	6.50
Dividends from net investment income	—	(0.03)	—	—	—
Net asset value, end of period	$20.88	$19.28	$16.41	$13.23	$22.27
Total return	8.3%	17.7%	23.9%	(40.6)%	41.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,041,609	$809,468	$632,250	$411,056	$537,928
Ratio of gross expenses to average net assets	1.17%	1.17%	1.21%	1.18%	1.23%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.17%	1.17%	1.21%	1.18%	1.23%
Ratio of net investment income (loss) to average net assets	(0.04)%	(0.02)%	0.32%	(0.21)%	(0.33)%
Portfolio turnover rate	153.30%	209.52%	306.87%	291.85%	232.13%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

	Class R
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$18.57	$15.86	$12.85	$21.75	$15.47
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.11)	(0.10)	(0.02)	(0.13)	(0.16)
Net realized and unrealized gain (loss) on investments	1.55	2.81	3.03	(8.77)	6.44
Total from investment operations	1.44	2.71	3.01	(8.90)	6.28
Net asset value, end of period	$20.01	$18.57	$15.86	$12.85	$21.75
Total return	7.8%	17.1%	23.3%	(40.9)%	40.6%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$227,260	$171,344	$89,676	$53,557	$39,442
Ratio of gross expenses to average net assets	1.68%	1.67%	1.71%	1.68%	1.72%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.68%	1.67%	1.71%	1.68%	1.72%
Ratio of net investment income (loss) to average net assets	(0.56)%	(0.55)%	(0.18)%	(0.70)%	(0.86)%
Portfolio turnover rate	153.30%	209.52%	306.87%	291.85%	232.13%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Large Cap Growth Institutional Fund

	Class I
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$13.03	$11.17	$9.48	$16.87	$13.25
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.04)	0.07	0.04	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	0.86	1.83	1.65	(7.38)	3.65
Total from investment operations	0.82	1.90	1.69	(7.39)	3.62
Dividends from net investment income	(0.10)	(0.04)	—	—	—
Net asset value, end of period	$13.75	$13.03	$11.17	$9.48	$16.87
Total return	6.3%	17.1%	17.7%	(43.8)%	27.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$16,294	$22,961	$39,412	$20,415	$52,127
Ratio of gross expenses to average net assets	1.69%	1.36%	1.37%	1.23%	1.32%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.69%	1.36%	1.37%	1.23%	1.32%
Ratio of net investment income (loss) to average net assets	(0.27)%	0.56%	0.46%	0.04%	(0.19)%
Portfolio turnover rate	57.74%	58.73%	87.57%	187.80%	192.18%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

	Class R
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$12.59	$10.83	$9.24	$16.52	$13.04
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.13)	(0.02)	0.00	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	0.84	1.78	1.59	(7.20)	3.58
Total from investment operations	0.71	1.76	1.59	(7.28)	3.48
Dividends from net investment income	(0.02)	—	—	—	—
Net asset value, end of period	$13.28	$12.59	$10.83	$9.24	$16.52
Total return	5.7%	16.3%	17.2%	(44.1)%	26.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,505	$6,110	$5,933	$5,112	$8,747
Ratio of gross expenses to average net assets	2.40%	2.05%	1.89%	1.73%	1.81%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.40%	2.05%	1.89%	1.73%	1.81%
Ratio of net investment income (loss) to average net assets	(0.99)%	(0.16)%	(0.03)%	(0.55)%	(0.72)%
Portfolio turnover rate	57.74%	58.73%	87.57%	187.80%	192.18%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional Fund

	Class I
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$13.11	$10.68	$8.76	$23.24	$17.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.10)	0.01	(0.04)	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investments	0.52	2.42	1.96	(10.85)	7.44
Total from investment operations	0.42	2.43	1.92	(10.94)	7.33
Dividends from net investment income	(0.03)	—	—	—	—
Distributions from net realized gains	—	—	—	(3.54)	(1.38)
Net asset value, end of period	$13.50	$13.11	$10.68	$8.76	$23.24
Total return	3.3%	22.8%	21.8%	(55.0)%	45.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$317,893	$737,099	$872,936	$882,046	$2,032,326
Ratio of gross expenses to average net assets	1.18%	1.12%	1.17%	1.11%	1.17%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.18%	1.12%	1.17%	1.11%	1.17%
Ratio of net investment income (loss) to average net assets	(0.69)%	0.07%	(0.44)%	(0.56)%	(0.54)%
Portfolio turnover rate	233.50%	193.69%	297.99%	324.49%	274.32%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

	Class R
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$12.51	$10.24	$8.45	$22.64	$16.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.17)	(0.05)	(0.08)	(0.16)	(0.20)
Net realized and unrealized gain (loss) on investments	0.51	2.32	1.87	(10.49)	7.27
Total from investment operations	0.34	2.27	1.79	(10.65)	7.07
Distributions from net realized gains	—	—	—	(3.54)	(1.38)
Net asset value, end of period	$12.85	$12.51	$10.24	$8.45	$22.64
Total return	2.7%	22.2%	21.0%	(55.3)%	44.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$34,795	$50,016	$50,919	$40,374	$69,877
Ratio of gross expenses to average net assets	1.74%	1.65%	1.68%	1.61%	1.67%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.74%	1.65%	1.68%	1.61%	1.67%
Ratio of net investment income (loss) to average net assets	(1.24)%	(0.46)%	(0.96)%	(1.05)%	(1.04)%
Portfolio turnover rate	233.50%	193.69%	297.99%	324.49%	274.32%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Institutional Fund

	Class I
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$25.28	$19.90	$16.52	$30.30	$23.98
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.26)	(0.22)	(0.16)	(0.23)	(0.21)
Net realized and unrealized gain (loss) on investments	1.97	5.60	3.54	(13.55)	6.53
Total from investment operations	1.71	5.38	3.38	(13.78)	6.32
Net asset value, end of period	$26.99	$25.28	$19.90	$16.52	$30.30
Total return	6.8%	27.0%	20.5%	(45.5)%	26.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,119,966	$1,104,866	$968,776	$634,542	$894,802
Ratio of gross expenses to average net assets	1.18%	1.23%	1.32%	1.27%	1.33%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	(0.03)%
Ratio of net expenses to average net assets	1.18%	1.23%	1.32%	1.27%	1.30%
Ratio of net investment income (loss) to average net assets	(0.94)%	(0.94)%	(0.94)%	(0.97)%	(0.78)%
Portfolio turnover rate	70.57%	61.40%	90.49%	62.68%	67.53%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

	Class R
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$24.39	$19.30	$16.08	$29.64	$23.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.40)	(0.31)	(0.22)	(0.35)	(0.35)
Net realized and unrealized gain (loss) on investments	1.92	5.40	3.44	(13.21)	6.41
Total from investment operations	1.52	5.09	3.22	(13.56)	6.06
Net asset value, end of period	$25.91	$24.39	$19.30	$16.08	$29.64
Total return	6.2%	26.4%	20.1%	(45.8)%	25.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$62,211	$68,071	$51,707	$39,033	$47,042
Ratio of gross expenses to average net assets	1.71%	1.69%	1.73%	1.77%	1.86%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	(0.03)%
Ratio of net expenses to average net assets	1.71%	1.69%	1.73%	1.77%	1.83%
Ratio of net investment income (loss) to average net assets	(1.47)%	(1.40)%	(1.35)%	(1.47)%	(1.32)%
Portfolio turnover rate	70.57%	61.40%	90.49%	62.68%	67.53%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Institutional Funds (the “Trust”), is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company and currently issues an unlimited number of shares of beneficial interest in four funds — Alger Capital Appreciation Institutional Fund, Alger Large Cap Growth Institutional Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers Class I and Class R shares. Each class has identical rights to assets and earnings except that each share class bears the cost of its transfer agency and sub-transfer agency services and Class R shares bear the cost of its plan of distribution.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which valuation information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, such securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

unique attributes of the tranche.  Debt securities with a remaining maturity of less than sixty days are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, a broker quote in an inactive market, an exchange listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

such as spreads for fixed income and preferred securities.  Inputs for Level 3 include derived prices from unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options.  Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(g) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  The statute of limitations on the Fund’s tax returns remains open for the tax years 2007-2011.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (Alger Management or the Manager), are payable monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

	Advisory Fee	Administration Fee
Alger Capital Appreciation Institutional Fund	.81%	.0275%
Alger Large Cap Growth Institutional Fund	.71	.0275
Alger Mid Cap Growth Institutional Fund	.76	.0275
Alger Small Cap Growth Institutional Fund	.81	.0275

(b) Distribution Fees: Class R Shares: The Trust has adopted a Distribution Plan pursuant to which Class R shares of each Fund pay Fred Alger & Company, Incorporated, the Trust’s distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.50% of the respective average daily net assets of the Class R shares of the designated Fund to compensate the Distributor for its activities and expenses incurred in distributing the Class R shares. The fees charged may be more or less than the expenses incurred by the Distributor.

(c) Brokerage Commissions: During the year ended October 31, 2011, the Alger Capital Appreciation Institutional Fund, Alger Large Cap Growth Institutional Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund paid Alger Inc. commissions of $1,158,654, $13,031, $1,095,271 and $877,707, respectively, in connection with securities transactions.

(d) Shareholder Administrative Fees:  The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc. the transfer agent, and other related services.  The Fund’s compensate Alger Management at the annual rate of 0.01% of the average daily net assets for these services.  During the year ended October 31, 2011, the Alger Capital

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Appreciation Institutional Fund, Alger Large Cap Growth Institutional Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund incurred fees of $116,398, $2,433, $62,447 and $125,960, respectively, for these services provided by Alger Management, which are included in the transfer agent fees and expenses in the Statement of Operations.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts held by the Funds.  Fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees.  For the year ended October 31, 2011, Alger Management charged back to the Alger Capital Appreciation Institutional Fund, Alger Large Cap Growth Institutional Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, $68,701, $9,254, $125,747 and $96,806, respectively, for these services, which are included in the transfer agent fees and expenses in the Statement’s of Operations.

(e) Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Trust with ongoing servicing of shareholder accounts. As compensation for such services, each Fund pays Alger Inc. a monthly fee at an annual rate of 0.25% of the value of its average daily net assets.  The fees charged may be more or less than the expenses incurred by the Distributor.

(f) Trustee Fees: Each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board of Trustees receives an additional annual fee of $15,000 which is paid, pro rata, by all funds managed by Alger Management.  Additionally, each member of a Fund’s audit committee receives an additional $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

(g) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds.

During the year ended October 31, 2011, Alger Large Cap Growth Institutional Fund and Alger Mid Cap Growth Institutional Fund incurred interest expense of $573 and $34,025, respectively, in connection with interfund loans.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(h) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Funds, other than U.S. Government and short-term securities, for the year ended October 31, 2011:

	PURCHASES	SALES
Alger Capital Appreciation Institutional Fund	$1,931,887,544	$1,725,975,981
Alger Large Cap Growth Institutional Fund	13,464,352	23,001,777
Alger Mid Cap Growth Institutional Fund	1,431,899,484	1,944,835,432
Alger Small Cap Growth Institutional Fund	860,725,543	940,387,427

Written call and put options activity for the year ended October 31, 2011, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Institutional Fund
Call Options outstanding at October 31, 2010	—	$—
Call Options written	11,390	5,026,878
Call Options closed	4,593	3,414,071
Call Options expired	5,075	1,172,149
Call Options exercised	1,259	305,075
Call Options outstanding at October 31, 2011	463	$135,583

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Institutional Fund
Put Options outstanding at October 31, 2010	—	$—
Put Options written	24,920	4,889,130
Put Options closed	20,482	3,624,302
Put Options expired	733	241,640
Put Options exercised	2,412	693,625
Put Options outstanding at October 31, 2011	1,293	$329,563

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Capital Appreciation Institutional Fund
Call Options outstanding at October 31, 2010	—	$—
Call Options written	1,435	187,935
Call Options closed	1,435	187,935
Call Options expired	—	—
Call Options exercised	—	—
Call Options outstanding at October 31, 2011	—	$—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

As of October 31, 2011, Alger Mid Cap Growth Institutional Fund had portfolio securities and cash valued at $3,788,902, segregated as collateral for written options.

NOTE 5 — Borrowings:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Inter-Bank Offer Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(g).  For the year ended October 31, 2011, the Funds had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Large Cap Growth Institutional Fund	$52,827	1.20%
Alger Mid Cap Growth Institutional Fund	3,620,771	1.28

The highest amount borrowed during the year ended October 31, 2011 for each Fund was as follows:

Highest Borrowing
Alger Large Cap Growth Institutional Fund	$2,600,000
Alger Mid Cap Growth Institutional Fund	35,000,000

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into two separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2011		FOR THE YEAR ENDED OCTOBER 31, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Institutional Fund
Class I:
Shares sold	20,110,824	$421,647,062	19,473,961	$352,937,591
Dividends reinvested	—	—	66,060	1,200,314
Shares redeemed	(12,211,244)	(256,765,961)	(16,081,225)	(288,322,885)
Net increase	7,899,580	$164,881,101	3,458,796	$65,815,020
Class R:
Shares sold	4,952,676	$100,314,955	5,268,214	$91,995,788
Shares redeemed	(2,822,040)	(57,122,489)	(1,696,170)	(29,601,642)
Net increase	2,130,636	$43,192,466	3,572,044	$62,394,146

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2011		FOR THE YEAR ENDED OCTOBER 31, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Large Cap Growth Institutional Fund
Class I:
Shares sold	601,991	$8,363,658	777,982	$9,369,072
Dividends reinvested	6,139	83,370	9,295	111,911
Shares redeemed	(1,186,020)	(16,345,962)	(2,552,508)	(30,084,515)
Net decrease	(577,890)	$(7,898,934)	(1,765,231)	$(20,603,532)
Class R:
Shares sold	125,947	$1,662,036	110,668	$1,296,682
Dividends reinvested	117	1,538	—	—
Shares redeemed	(196,843)	(2,642,080)	(173,294)	(2,014,350)
Net decrease	(70,779)	$(978,506)	(62,626)	$(717,668)

Alger Mid Cap Growth Institutional Fund
Class I:
Shares sold	9,162,719	$132,880,088	15,997,853	$192,249,971
Dividends reinvested	104,528	1,490,566	—	—
Shares redeemed	(41,941,828)	(613,811,578)	(41,542,288)	(495,420,451)
Net decrease	(32,674,581)	$(479,440,924)	(25,544,435)	$(303,170,480)
Class R:
Shares sold	1,103,541	$15,171,863	1,296,391	$14,963,925
Shares redeemed	(2,392,797)	(32,661,440)	(2,270,655)	(25,813,610)
Net decrease	(1,289,256)	$(17,489,577)	(974,264)	$(10,849,685)

Alger Small Cap Growth Institutional Fund
Class I:
Shares sold	16,073,601	$446,521,164	20,108,242	$459,585,650
Shares redeemed	(18,288,847)	(508,354,637)	(25,069,150)	(573,429,492)
Net decrease	(2,215,246)	$(61,833,473)	(4,960,908)	$(113,843,842)
Class R:
Shares sold	650,452	$17,559,906	930,438	$20,803,418
Shares redeemed	(1,039,917)	(28,120,303)	(819,511)	(18,337,692)
Net increase (decrease)	(389,465)	$(10,560,397)	110,927	$2,465,726

During the year ended October 31, 2010, shares redeemed for the Alger Small Cap Growth Institutional Fund included a redemption-in-kind of 1,732,850 Class I shares valued at $38,781,182.

NOTE 7 — Income Tax Information:

The tax character of distributions paid, during the year ended October 31, 2011 and the year ended October 31, 2010 were as follows:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2011	FOR THE YEAR ENDED OCTOBER 31, 2010
Alger Capital Appreciation Institutional Fund
Distributions paid from:
Ordinary Income	—	$1,279,828
Long-term capital gain	—	—
Total distributions paid	—	$1,279,828

Alger Large Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	$179,485	$150,594
Long-term capital gain	—	—
Total distributions paid	$179,485	$150,594

Alger Mid Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	$1,902,006	—
Long-term capital gain	—	—
Total distributions paid	$1,902,006	—

Alger Small Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

As of October 31, 2011, the components of accumulated gains (losses) on a tax basis were as follows:

Alger Capital Appreciation Institutional Fund
Undistributed ordinary income	$34,774,089
Undistributed long-term gains	$13,136,499
Net accumulated earnings	$47,910,588
Capital loss carryforwards	—
Net unrealized appreciation	$34,272,997
Total accumulated gains	$82,183,585

Alger Large Cap Growth Institutional Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	$(9,736,311)
Net unrealized appreciation	$928,814
Total accumulated losses	$(8,807,497)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Institutional Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	$(340,398,468)
Net unrealized depreciation	$(40,823,164)
Total accumulated losses	$(381,221,632)

Alger Small Cap Growth Institutional Fund
Undistributed ordinary income	—
Undistributed long-term gains	$48,580,800
Net accumulated earnings	$48,580,800
Capital loss carryforwards	—
Net unrealized appreciation	$109,317,889
Total accumulated gains	$157,898,689

At October 31, 2011, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Expiration Dates	Alger Capital Appreciation Institutional Fund	Alger Large Cap Growth Institutional Fund	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
2016	—	$5,521,428	$18,359,838	—
2017	—	4,214,883	322,038,630	—
Total	—	$9,736,311	$340,398,468	—

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration.  In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of premium/discount on debt securities, the tax treatment of partnerships investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from Real Estate Investment Trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Portfolios, resulted in the following reclassifications among the Portfolio’s components of net assets at October 31, 2011:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Capital Appreciation Institutional Fund
Accumulated Undistributed Net Investment Income	$1,461,251
Accumulated Net Realized Loss	$(1,461,255)
Paid-in Capital	$4

Alger Large Cap Growth Institutional Fund
Accumulated Undistributed Net Investment Income	$109,019
Accumulated Net Realized Gain	$652,680
Paid-in Capital	$(761,699)

Alger Mid Cap Growth Institutional Fund
Accumulated Undistributed Net Investment Income	$5,399,711
Accumulated Net Realized Loss	$(856,286)
Paid-in Capital	$(4,543,425)

Alger Small Cap Growth Institutional Fund
Accumulated Undistributed Net Investment Income	$12,052,125
Accumulated Net Realized Loss	$(95,153)
Paid-in Capital	$(11,956,972)

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments.  The following is a summary of the inputs used as of the year ended October 31, 2011 in valuing the Funds’ investments carried at fair value:

Alger Capital Appreciation Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$194,757,952	$194,757,952	—	—
Consumer Staples	114,407,156	114,407,156	—	—
Energy	129,532,216	129,532,216	—	—
Financials	37,697,112	37,697,112	—	—
Health Care	154,678,403	154,678,403	—	—
Industrials	161,439,816	161,439,816	—	—
Information Technology	354,885,033	354,885,033	—	—
Materials	52,632,926	52,632,926	—	—
Telecommunication Services	27,461,369	27,461,369	—	—
TOTAL COMMON STOCKS	$1,227,491,983	$1,227,491,983	—	—
CONVERTIBLE CORPORATE BONDS
Materials	$1,010,100	—	$1,010,100	—
CONVERTIBLE PREFERRED STOCK
Health Care	$3,475,570	—	—	$3,475,570
TOTAL INVESTMENTS IN SECURITIES	$1,231,977,653	$1,227,491,983	$1,010,100	$3,475,570

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Large Cap Growth Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$2,183,055	$2,183,055	—	—
Consumer Staples	2,193,104	2,193,104	—	—
Energy	2,252,753	2,252,753	—	—
Financials	1,036,961	1,036,961	—	—
Health Care	1,715,362	1,715,362	—	—
Industrials	2,682,514	2,682,514	—	—
Information Technology	6,677,266	6,677,266	—	—
Materials	1,159,235	1,159,235	—	—
Telecommunication Services	195,605	195,605	—	—
TOTAL COMMON STOCKS	$20,095,855	$20,095,855	—	—
TOTAL INVESTMENTS IN SECURITIES	$20,095,855	$20,095,855	—	—

Alger Mid Cap Growth Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$64,957,568	$57,381,345	$7,576,223	—
Consumer Staples	7,038,566	7,038,566	—	—
Energy	36,066,286	36,066,286	—	—
Financials	19,362,834	19,362,834	—	—
Health Care	44,201,935	44,201,935	—	—
Industrials	48,138,074	48,138,074	—	—
Information Technology	76,545,076	76,545,076	—	—
Materials	25,318,670	22,374,727	2,943,943	—
TOTAL COMMON STOCKS	$321,629,009	$311,108,843	$10,520,166	—
CONVERTIBLE PREFERRED STOCK
Health Care	$10,607,090	—	—	$10,607,090
PURCHASED OPTIONS
Energy	$48,470	$48,470	—	—
Financials	$1,196,138	$1,196,138	—	—
TOTAL PURCHASED OPTIONS	$1,244,608	$1,244,608	—	—
TOTAL INVESTMENTS IN SECURITIES	$333,480,707	$312,353,451	$10,520,166	$10,607,090
OPTIONS WRITTEN
Energy	$440,848	$134,448	$306,400	—
Financials	$124,047	$124,047	—	—
Industrials	12,190	12,190	—	—
TOTAL OPTIONS WRITTEN	$577,085	$270,685	$306,400	—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Growth Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$189,748,125	$189,748,125	—	—
Consumer Staples	33,006,969	33,006,969	—	—
Energy	91,561,173	91,561,173	—	—
Financials	65,280,542	65,280,542	—	—
Health Care	207,428,799	207,428,799	—	—
Industrials	200,447,024	200,447,024	—	—
Information Technology	285,109,108	285,109,108	—	—
Materials	54,891,887	54,891,887	—	—
Telecommunication Services	6,127,088	6,127,088	—	—
Utilities	12,776,054	12,776,054	—	—
TOTAL COMMON STOCKS	$1,146,376,769	$1,146,376,769	—	—
TOTAL INVESTMENTS IN SECURITIES	$1,146,376,769	$1,146,376,769	—	—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Capital Appreciation Institutional Fund	Convertible Preferred Stock
Opening balance at November 1, 2010	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	—
Purchases, issuances, sales, and settlements
Purchases	3,475,570
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2011	3,475,570
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at October 31, 2011	$—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Mid Cap Growth Institutional Fund	Convertible Preferred Stock
Opening balance at November 1, 2010	$5,689,997
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	4,917,093
Purchases, issuances, sales, and settlements
Purchases	$—
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2011	10,607,090
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at October 31, 2011	$4,917,093

For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Funds purchase call options to increase their exposure to stock market risk and also provide diversification of risk.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time.  The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios.  The cash flows may be an important source of the Funds’ return, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the year ended October 31, 2011, options were used in accordance with these objectives.

The fair values of derivative instruments as of October 31, 2011 are as follows:

Alger Mid Cap Growth Institutional Fund

	ASSET DERIVATIVES 2011		LIABILITY DERIVATIVES 2011
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in Securities, at value	$1,219,448
Purchased Call Options	Investments in Securities, at value	25,160
Written Put Options	—	—	Written options outstanding, at value	$266,545
Written Call Options	—	—	Written options outstanding, at value	310,540
Total		1,244,608		$577,085

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

For the year ended October 31, 2011, Alger Mid Cap Growth Institutional Fund had option purchases of $15,406,484 and option sales of $14,646,018 and Alger Capital Appreciation Institutional Fund had option purchases of $190,536 and option sales of $187,935.  The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011 is as follows:

Net realized gain on investments and options

Alger Mid Cap Growth Institutional Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(2,363,424)
Written Options	3,430,839
Total	$1,067,415

Alger Capital Appreciation Institutional Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$—
Written Options	94,011
Total	$94,011

Net change in unrealized appreciation (depreciation) on investments, options

Alger Mid Cap Growth Institutional Fund

Derivatives not accounted for as hedging instruments under Statement 133	Options
Purchased Options	$(1,048,420)
Written Options	(111,939)
Total	(1,160,359)

NOTE 10 — Litigation:

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 11 — Recent Accounting Pronouncements:

The Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (International Financial Reporting Standards).  The ASU converges fair value measurement and disclosure guidance in U.S. GAAP with the guidance in the International Accounting Standards Board’s concurrently issued IFRS 13, Fair Value Measurement. These amendments do not modify the requirements for when fair value measurements apply; rather, they generally represent clarifications on how to measure and disclose fair value under ASC 820, Fair Value Measurement. The application of ASU 2011-04 is required for fiscal years and interim periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04.

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2011.  No such events have been identified which require recognition and disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Alger Institutional Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Institutional Funds, comprised of the Alger Capital Appreciation Institutional Fund, Alger Large Cap Growth Institutional Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund (the “Funds”) as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The Funds’ financial highlights for the respective periods ended October 31, 2008 were audited by other auditors, whose report dated December 16, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of each of the portfolios constituting The Alger Institutional Funds as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

December 23, 2011

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2011 and ending October 31, 2011.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During the Six Months Ended October 31, 2011(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended October 31, 2011(b)
Alger Capital Appreciation Institutional Fund
Class I	Actual	$1,000.00	$907.43	$5.62	1.17%
	Hypothetical(c)	1,000.00	1,019.31	5.95	1.17
Class R	Actual	1,000.00	905.02	8.07	1.68
	Hypothetical(c)	1,000.00	1,016.73	8.55	1.68

Alger Large Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$929.68	$8.23	1.69%
	Hypothetical(c)	1,000.00	1,016.68	8.60	1.69
Class R	Actual	1,000.00	926.73	11.65	2.40
	Hypothetical(c)	1,000.00	1,013.11	12.17	2.40

Alger Mid Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$833.44	$5.44	1.18%
	Hypothetical(c)	1,000.00	1,019.27	5.99	1.18
Class R	Actual	1,000.00	831.18	8.01	1.74
	Hypothetical(c)	1,000.00	1,016.46	8.82	1.74

Alger Small Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$845.02	$5.51	1.18%
	Hypothetical(c)	1,000.00	1,019.24	6.03	1.18
Class R	Actual	1,000.00	842.88	7.93	1.71
	Hypothetical(c)	1,000.00	1,016.60	8.68	1.71

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below.  In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Portfolios, Alger China-U.S. Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).  Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer’s term of office is one year.  Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (50)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	25

NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (58)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	25

Roger P. Cheever (66)	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	25

Lester L. Colbert Jr. (77)	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	25

Stephen E. O’Neil (79)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	25

David Rosenberg (49)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	25

Nathan E. Saint-Amand M.D. (74)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special	1986	25

Projects Committee, Memorial Sloan Kettering.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Dan C. Chung (49) President	Chief Investment Officer and Director since 2001, and Chief Executive Officer since 2006, of Alger Management; President and Chief Executive Officer since 2003 of Alger Associates, Inc. (“Associates”); Chairman of the Board of Directors since 2006 of Alger Inc.; President since 2003 and Director since 2003 of Analysts Resources, Inc. (“Resources”); Formerly Trustee of the Trust from 2001 to 2007.	2001	N/A

Hal Liebes (47) Secretary	Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management and Alger Inc.; Director since 2006 of Alger Management, Alger Inc. and Resources.	2005	N/A

Lisa A. Moss (46) Assistant Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management since June 2006.	2006	N/A

Joseph P. Graham (27) Assistant Secretary	Employed by Alger Management since 2011. Formerly, full-time student.	2011	N/A

Michael D. Martins (46) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004.	2005	N/A

Anthony S. Caputo (56) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A

Sergio M. Pavone (50) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A

Barry J. Mullen (58) Chief Compliance Officer	Senior Vice President and Chief Compliance officer for Alger Management since May 2006.	2006	N/A

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management.  No Trustee is a director of any public company except as indicated under “Principal Occupations”.

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 22, 2011, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Fred Alger Management, Inc. (“Alger Management”). The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Trust’s portfolios (each a “Fund”), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Funds and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the Trust’s Chief Compliance Officer, having no other relationship with Alger Management, whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the 1940 Act. At the meeting, senior FUSE personnel provided a presentation to the Trustees based on the FUSE materials.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services.  In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting.  They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Funds. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs are provided under the separate Administration Agreement with Alger Management. The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources, operational structures and practices of Alger Management in managing each Fund’s portfolio, as well as Alger Management’s overall investment management business.  They noted especially Alger Management’s established expertise in managing portfolios of “growth” stocks and that, according to an analysis provided by FUSE, the characteristics of each Fund had been consistent with those of a fund that holds itself out to investors as growth-oriented.  The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Funds are considerable.  The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc.  The Trustees also considered the enhanced control and compliance environment at Alger Management and within the Trust.

Investment Performance of the Funds.  Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund’s returns for the year-to-date (at 6/30/11), second-quarter, and 1-, 3-, 5-, and 10-year periods to the extent available (and its year-by-year returns), together with supplemental data through 8/31/11, and compared them with benchmark and peer-group data for the same periods. They noted that the performance of the Funds for the year to date through 6/30/11 had been good for the most part, with each of four Funds surpassing or matching the median for its FUSE peer group and the Mid Cap Fund performing close to its peer median; three Funds surpassed, matched or performed close to their benchmarks, while only the Large Cap and Mid Cap Funds failed to do so. Relative performance for the longer 1-, 3- and 5-year periods fell below peer medians and benchmarks, except that the Small Cap and Capital Appreciation Funds surpassed, matched or came close to their peer medians and benchmarks for the 3- and 5-year periods ending 6/30/11. Representatives of Alger Management discussed with the Trustees measures that the firm was in the process of instituting to improve the performance of the Funds that had consistently fallen short of their peers and benchmarks.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.  The Trustees considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on each Fund’s profitability to Alger Management and its affiliates for the year ended June 30, 2011.  In addition, the Trustees reviewed each Fund’s management fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that while the fees of two of the Funds were below the median for their comparison groups, the fees of the Capital Appreciation and Mid Cap Funds were above the applicable median. The expense ratios of the Large Cap Fund were above the median. In the case of the Mid Cap, Small Cap and Capital Appreciation Funds, the expense ratios of their Class I Shares were below the applicable medians while those of the Class R Shares were above the medians. The Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided. The Trustees also considered fees paid to Alger Management by other types of clients, specifically mutual funds for which Alger Management was sub-adviser and separately managed accounts. The Trustees determined that in both cases the fees were of doubtful relevance for purposes of comparison with those of the Funds because of the significant differences in services provided by Alger Management to those types of clients as opposed to the Funds, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. After discussing with representatives of the Adviser and FUSE the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management’s and its affiliates’ relationships with the Funds had been profitable to either or both of those entities, the profit margin in each case was not unacceptable.

Economies of Scale.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of the Funds at some point as each grows in size, but that adoption of breakpoints in one or more advisory fees, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them.  Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

Other Benefits to Alger Management.  The Trustees considered whether Alger Management benefits in other ways from its relationship with the Trust.  They noted that Alger Management maintains soft-dollar arrangements in connection with the Funds’ brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing commissions by Fund for the twelve months through June 30, 2011, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Inc. provides a substantial portion of the Funds’ equity brokerage and receives shareholder servicing fees from the Funds as well. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Investment Advisory Agreement.  Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•                  The Board concluded that the nature, extent and quality of the services provided to each Fund by Alger Management are adequate and appropriate.

•                  The Board determined that the Funds’ overall performance was acceptable.

•                  The Board concluded that each advisory fee paid to Alger Management was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management from the relationship with the Fund.

The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Funds’ assets but that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the applicable Fund.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Tax Information

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2011, 100% of the Alger Large Cap Institutional Growth Fund and Alger Mid Cap Growth Institutional Fund’s ordinary dividend qualified for the dividends received deduction for corporations.  For the year ended October 31, 2011, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  Of the distributions paid during the fiscal year, 100% of the Alger Large Cap Institutional Growth Fund and Alger Mid Cap Growth Institutional Fund’s may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns.  Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011.  Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2012.  Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you — for all credit card accounts	No	We don’t share

For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share

For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds:  The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds:  The Alger Funds,  The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Funds’ most recent month end portfolio holdings are available approximately sixty days after month end on the Funds’ website at www.alger.com. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3863.

THE ALGER INSTITUTIONAL FUNDS

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

(This page has been intentionally left blank.)

(This page has been intentionally left blank.)

(This page has been intentionally left blank.)

(This page has been intentionally left blank.)

AIFAR

ITEM 2.  CODE OF ETHICS.

(a)          The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto with respect to the reporting requirements for violations of the code of ethics.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2011	$106,750
October 31, 2010	$103,000

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2011	$17,958
October 31, 2010	$22,874

d) All Other Fees:

October 31, 2011	$9,200
October 31, 2010	$6,000

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2011	$183,344 and €70,575
October 31, 2010	$189,420 and €73,916

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By:	/s/Daniel C. Chung

Daniel C. Chung

President

Date: December 14, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Daniel C. Chung

Daniel C. Chung

President

Date: December 14, 2011

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 14, 2011